As filed with the Securities and Exchange Commission on August 22, 2003



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES




                  Investment Company Act file number 811-07763



                              MASTERS' SELECT FUNDS
                              ---------------------
               (Exact name of registrant as specified in charter)



               4 Orinda Way, Suite 230-D, Orinda, California 94563 (Address of principal executive offices) (Zip code)



                               Kenneth E. Gregory
                            4 Orinda Way, Suite 230-D
                                Orinda, CA 94563
                     (Name and address of agent for service)

                                   Copies to:

                               Julie Allecta, Esq.
                     Paul, Hastings, Janofsky & Walker, LLP
                          55 Second Street, 24th Floor
                         San Francisco, California 94105


                                 (925) 254-8999
               Registrant's telephone number, including area code



Date of fiscal year end: December 31, 2003
                         -----------------

Date of reporting period:  June 30, 2003


Item 1. Report to Stockholders.



                           The Masters' Select Funds



                                     [LOGO]






                            Semi-Annual Report
                            The Masters' Select Equity Fund
                            The Masters' Select International Fund
                            The Masters' Select Value Fund

                            June 30, 2003





[LOGO]                      LITMAN/GREGORY FUND ADVISORS, LLC



                           www.mastersselectfunds.com






The Masters' Select Concept

In constructing the Masters' Select Funds, our goal was to design funds that would isolate the stock-picking skills of a group of highly regarded portfolio managers. To meet this objective, we designed the funds with both risk and return in mind, placing particular emphasis on the following factors:

1. First, only stock-pickers we believe to be exceptionally skilled were chosen to manage each fund's portfolio.

2. Second, and of equal importance, each stock-picker runs a very focused portfolio of not more than 15 of his or her favorite stocks. We believe that most stock-pickers have an unusually high level of conviction in only a small number of stocks and that portfolio limited to these stocks will, on average, outperform (a more diversified portfolio) over a market cycle.

3. Third, even though each manager's portfolio is focused, we seek ways to diversify each of our funds. With the Equity and International Funds, we have done this by including managers with differing investment styles and market cap orientations. With the Value Fund, we have selected managers who each take unique approaches to assessing companies and defining value. With the Smaller Companies Fund, we have selected managers with varying investment approaches who each focus on the securities of small companies.

4. Finally, we believe that excessive asset growth results in diminished performance. We have committed to close each of the Masters' Select Funds to new investors at levels that we believe will preserve the managers' ability to effectively implement the "select" concept.

Portfolio Fit
--------------------------------------------------------------------------------
As with all equity funds, Masters' Select Funds are appropriate for investors with a long-term time horizon, who are willing to ride out occasional periods when the funds' net asset values decline. Within that context, we created the Masters' Select Equity and Masters' Select International Funds to be used as core equity and international fund holdings. Masters' Select Smaller Companies Fund has been created to provide a core domestic small cap investment opportunity. We created Masters' Select Value Fund for investors who seek additional, dedicated value exposure in their portfolios. Although performance in each specific down market will vary, we purposely set the allocations to each manager with the objective of keeping risk about equal to the funds' overall benchmarks. In the end, the focus on the highest conviction stocks of a group of very distinguished managers with superior track records is what we believe makes the funds ideal portfolio holdings. Contents

Contents
--------
Our Commitment to Shareholders                                                 2
--------------------------------------------------------------------------------
Letter to Shareholders                                                         4
--------------------------------------------------------------------------------
Masters' Select Equity Fund
Equity Fund Review                                                             9
Equity Fund Managers                                                          15
Equity Fund Stock Highlights                                                  16
Equity Fund Schedule of Investments                                           20
--------------------------------------------------------------------------------
Masters' Select International Fund
International Fund Review                                                     22
International Fund Managers                                                   28
International Fund Stock Highlights                                           29
International Fund Schedule of Investments                                    32
--------------------------------------------------------------------------------
Masters' Select Value Fund
Value Fund Review                                                             34
Value Fund Managers                                                           39
Value Fund Stock Highlights                                                   40
Value Fund Schedule of Investments                                            44
--------------------------------------------------------------------------------
Statements of Assets and Liabilities                                          46
--------------------------------------------------------------------------------
Statements of Operations                                                      47
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
Equity Fund                                                                   48
International Fund                                                            49
Value Fund                                                                    50
--------------------------------------------------------------------------------
Financial Highlights
Equity Fund                                                                   51
International Fund                                                            52
Value Fund                                                                    53
--------------------------------------------------------------------------------
Notes to Financial Statements                                                 54
--------------------------------------------------------------------------------
Trustee and Officer Information                                               61
--------------------------------------------------------------------------------

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Masters' Select Funds.

Past performance is not a guarantee of future results. Due to market volatility, fund performance may fluctuate substantially over the short-term and current performance may differ from that shown. Share price and returns will fluctuate, and investors may have a gain or loss when they redeem shares. Statements and other information in this report are dated and are subject to change. Litman/Gregory Fund Advisors, LLC has ultimate responsibility for the Funds' performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement.

Our Philosophy and Commitment to Shareholders

At Litman/Gregory Fund Advisors we remain committed to doing all we can to make each Masters' Select Fund a highly satisfying long-term investment for shareholders. In following through on this commitment we are guided by our core values, which influence four specific areas of service:

First, is our commitment to the Masters' Select concept.

     o We are committed to only hiring managers who we strongly believe can deliver superior returns going forward. We base this belief on extremely thorough due diligence research. This not only requires us to assess their stock picking skills but also to evaluate their ability to perform well within a concentrated portfolio format.

     o Our commitment also includes our ongoing monitoring of our managers to ensure that they are staying true to their Masters' Select mandate. This requires us to focus on long-term performance so that our stock pickers will not be distracted by short-term performance pressure.

Second, is our commitment to doing all we can to ensure that the framework within which our stock pickers do their work offers them the best chance for them to excel.

     o This includes our commitment to close each Fund at an asset level that locks in lots of flexibility for our stock pickers. The Masters' Select Equity Fund will close at approximately $750 million and the Masters' Select International Fund and Masters' Select Value Fund will each close at approximately $1 billion. The Masters' Select Smaller Companies fund will close at approximately $300 to $450 million. These are extremely low closing levels in the mutual fund world today.

     o The framework also includes the diversified multi-manager structure that makes it possible for each manager to invest in a concentrated manner knowing that the potential volatility within his portfolio is not likely to be felt directly by the Fund's shareholders. The multi-manager structure seeks to provide the diversification necessary to temper the volatility of each managers' sub-portfolio.

     o We also work hard to discourage short-term speculators so that cash flows into the Fund are not volatile. Lower volatility helps prevent our managers from being forced to sell stocks at inopportune times. This is the sole reason for the six-month redemption fee that is paid to the Fund for the benefit of shareholders.

Third, is our commitment to do all we can from an operational standpoint to maximize shareholder returns.

     o We've remained attentive to fund overhead and whenever we have achieved savings we have passed them through to shareholders. For example, we have had several manager changes that resulted in lower sub-advisory fees to our funds. In every case we have passed through the full savings to shareholders in the form of fee waivers.

     o We also work closely with our sub-advisors to make sure they are aware of tax-loss selling opportunities (only to be taken if there are equally attractive stocks swap into). We account for partial sales on a specific tax lot basis so that shareholders will benefit from the most favorable tax treatment.

Fourth,   is  our  commitment  to   communicate   honestly  about  all  relevant
developments.

     o We will continue to do this by providing thorough and educational shareholder reports.

     o We will continue to provide what we believe are realistic assessments of the investment environment.

Our commitment to Masters' Select is also evidenced by our own investment. Our employees have, collectively, substantial investments in the Funds, as does our company retirement plan. In addition, we use the Funds extensively in our client accounts in our investment advisor practice. We have no financial incentive to do so because the fees we receive on those client assets are fully offset against the advisory fees paid by our clients. fact, we have a disincentive to use the funds in our client accounts because each Masters Select Fund is capacity constrained (they will be closed at pre-determined asset levels) and by using them in client accounts we are using up capacity for which we are not paid. But we believe these Funds offer value that we can't get elsewhere and this is why we enthusiastically invest in them ourselves and on behalf of clients.

July 2003


Dear Fellow Shareholder,

In the 2002 Masters' Select Funds Annual Report we wrote "for the first time in many years we believe stocks are comfortably undervalued and we believe this bodes well for patient investors." After a rough first quarter for the global stock markets we reiterated this view in our quarterly shareholder letter with the caveat that "it is not easy to know when the short-term performance bursts will come...so we continue to focus on the longer-term." As it turned out, a "performance burst" had already started and it continued throughout most of the second quarter. The powerful rally that started on March 11th has been strong enough and broad enough to suggest that the three year old bear market is now over.

We're happy to report that after a very rough first quarter for all three Masters' Select Funds, each experienced a powerful second quarter rebound. While we are pleased with the second quarter rebound, as we've always stated, the primary objective of each Masters' Select Fund is oriented toward longer-term performance. In that regard we believe each fund has been extremely successful:

--------------------------------------------------------------------------------

                             Annualized         Lipper
                             Return in           Peer
                             Excess of           Group
                             Benchmark          Ranking          # of Years
                               (Since           (Since              Since
                            Inception)(1)     Inception)(2)      Inception(3)
--------------------------------------------------------------------------------
Masters' Select Equity             3.04%         Top 17.2%  6 years and 6 months
--------------------------------------------------------------------------------
Masters' Select International      7.01%         Top 3.3%   5 years and 7 months
--------------------------------------------------------------------------------
Masters' Select Value              3.30%         Top 28.2%  3 years
--------------------------------------------------------------------------------
(1) Please refer to pages 10, 23 and 35 for 12 month, three year, five year and since inception average annual total returns for Masters' Select Equity, International and Value Funds and their respective benchmarks.

(2) Masters' Select Equity Fund ranked 102nd of 504 Multi-cap Core Equity Funds for twelve months, 43rd of 228 Multi-Cap Core Equity Funds for five years, and 28th of 165 Multi-cap Core Funds since inception, all for the respective periods ended 6/30/03. Masters' Select International Fund ranked 355th of 818 International Equity Funds for twelve months, 12th of 461 International Equity Funds for five years, and 12th of 359 International Equity Funds since inception, all for the respective periods ended 6/30/03. Masters' Select Value Fund ranked 31st of 492 Multi-cap Value Funds for twelve months and 94th of 333 Multi-cap Value Funds since inception, respectively for the periods ended 6/30/03. All ranking data according to Lipper, Inc.

(3) The inception dates of Masters' Select Equity, International and Value Funds are 12/31/96, 12/1/97 and 6/30/00, respectively.

--------------------------------------------------------------------------------

Over the years this performance has been a team effort. All fourteen"Masters" have outperformed their index benchmarks during their Masters' Select tenure. For more detailed discussion on each individual fund, please see the reports on the pages that follow.

What's to be Learned from the Last Five Years?

The last five years have been painful for many investors as stocks, on average, actually lost money over the entire period. But in between, stocks also experienced periods of huge gains and huge losses. Now, after this five-year roller coaster, perhaps it's time for some reflection. Regardless of how bruised and battered investors may be, this period presents an opportunity to internalize valuable lessons that have the potential to positively influence individual investment decisions for years to come. It's even possible that over the long-term, the value of these lessons may more than offset the actual losses sustained during the bear market. So, with that said the following constitute what Litman/Gregory believes are the three most important lessons from the bubble/bear market period we've just experienced. (Note: some of the following was published in 2001 in our research publication The No-Load Fund Analyst.)

Stock prices should reflect underlying economic value. In the long run there is a rock solid linkage between companies' earnings and asset values and their stock prices. A company's stock has value based on its profitability and the potential to grow those profits. Over short time periods this linkage is sometimes stretched so that the stock price may be based on excessive optimism rather than cold, hard reason. At other times stock prices may be temporarily depressed because of excessive pessimism. Occasionally these short periods my not seem so short--lasting a year or two. But in the end reason wins out. Over the past five years we've seen massive optimism that drove the prices of many stocks far beyond rational levels. And we've experienced pessimism that drove stock prices well below our estimate of fair value. In both instances, stock prices eventually moved back towards fair value as the factors that fueled both the optimism and the pessimism declined in importance. Good investors focus on economic value and its relationship to share prices.

Don't be influenced by recent investment experiences. A mistake made repeatedly over the years is extrapolating a recent trend far into the future. It happened with growth stocks in the early 1970s, small-cap stocks in the early 1980s, gold in the late 1970s and early 1980s, foreign stocks in the late 1980s, and most recently with growth and technology stocks in the late 1990s. In each of these cases there were compelling reasons to believe that the popular asset would continue to rise. But in each case the asset had already had a huge upward move and an objective view would have raised many red flags. This phenomenon can also work in reverse as was the case with value stocks during the technology bubble. Sometimes assets are out-of-favor for good reason, but not always. Often the reason has more to do with temporary concerns that are not material to the enterprise's long run value. Good investors stay intellectually honest and ask the tough questions about an investment's value and future growth potential, and, most important of all, whether they really understand what makes it a good investment. This type of ongoing analysis reduces the risk of buying into a hyped story or missing a great opportunity simply because it is under a temporary cloud.

Patience is a virtue not just in life, but also in investing. The late 1990s tested the patience of many value investors. Their analysis told them the stocks of many companies were undervalued but prices went lower instead of higher while the NASDAQ rocketed into "the final frontier." Value investors were ridiculed as "just not getting it" often by people with little real investing experience. Patient investors avoided technology stocks and took advantage of bargains in other areas and then waited until they were proven right. In the end they were, and many value managers actually made money for their clients from the market peak of March 2000 through the market trough of July of 2002 (almost reached again in March of 2003). Difficult as it may be, investors who are skilled at fundamental analysis and patient in waiting for their analysis to be proven right, tend to travel on the high probability road to investment success.

The experience of Masters' Select over the past 61/2 years reinforces these lessons. Litman/Gregory's decision to hire a stock picker for a Masters' Select fund is based on very in-depth due diligence. A big part of that due diligence is focused on assessing the skill, independence and discipline of the stock picker. We seek managers who have great expertise in fundamental analysis and valuation so that they can make good assessments that will keep them from blindly extrapolating recent trends, and so that they have a basis for the confidence needed to be patient in waiting for their analysis to be rewarded by the market. This emphasis on fundamental analysis and patience has sometimes resulted in periods during which each Masters' Select Fund has underperformed. These have often coincided with times when the stock markets were not particularly rational. A good example was this year's first quarter when financial markets were driven by economic and geopolitical fears. All three of the Masters' Select Funds performed very poorly relative to their benchmarks during this period. However, as investors became less concerned about these big picture issues and the market moved back towards fair value, all three Masters' Select funds experienced powerful second quarter rebounds and outperformed their benchmarks. Over the long haul we believe patient investors will continue to be rewarded as our experienced and (we believe) highly skilled stock pickers take advantage of the structural advantages offered by the Masters' Select format.

Developments

Launch of Masters' Select Smaller Companies Fund: This fund was registered over three years ago as Litman/Gregory Fund Advisors (LGFA) expected to find and hire a group of stock pickers worthy of managing a Masters' Select fund. As it turned out, finding the right managers was much tougher than expected. Many skilled small-cap managers who were capable of running a concentrated portfolio were either closed for new business or were charging higher fees than we were willing to pay. We embarked on a frustrating three-year due diligence effort, researching many small-cap stock pickers. Unfortunately, most didn't meet our standard for a Masters' Select stock picker. Finally, as of early 2003, we identified the last of four small-cap stock pickers. Masters' Select Smaller Companies Fund was finally launched on June 30th. The line-up of four managers includes Masters' Select Equity veterans Bill D'Alonzo and Dick Weiss. Both were included because they have proven their ability to deliver outstanding returns via a concentrated small-cap portfolio by virtue of their work over the past six years for Masters' Select Equity. Over the full life of Masters' Select Equity, Weiss and D'Alonzo have outreturned their benchmarks by the highest margins of any of the fund's six managers. In addition we are very excited that we've been able to include Bob Rodriguez of First Pacific Advisors, Inc. and John Rogers of Ariel Capital Management, Inc. Both have decades of experience and have realized great success as small-cap stock pickers and both are big believers in the benefits of running a concentrated portfolio. We will probably be adding a fifth manager to the line-up in the not too distant future.

Media: Litman/Gregory Fund Advisors was flattered to learn that Kiplinger's Personal Finance magazine named the Masters Select Funds as one of the top ten fund families in their article "Who Runs The Best Funds?"4 The article appeared in the August 2003 issue which was on the newsstands in late June.

Tax Update: Each of the Masters' Select Funds continues to have substantial net realized losses. These losses were mostly incurred during the recently ended bear market. The existence of these losses means that the funds will not distribute taxable capital gains until they have generated total realized gains in excess of the net realized losses. In plain English this suggests that Masters' Select Equity and International are unlikely to distribute any capital gains in 2003 and will probably not have sizable distributions in 2004. Masters' Select Value is also unlikely to distribute gains in 2003.

Realized losses as a percent of net assets:
   Masters' Select Equity                14.9%
   Masters' Select International         18.0%
   Masters' Select Value                  8.3%

Looking Forward

Based on our analysis we believe that the powerful second quarter rebound brought stock prices back up into a fair value range though foreign stocks and small caps may still be somewhat undervalued. Many of our stock pickers seem to agree that it is harder to find bargains than it was a few months ago. The good news is that stocks are generally not overvalued. The global economy remains a wildcard but has shown some improvement at the margin, especially in the U.S. This is encouraging and along with very low interest rates that continue to allow for favorable refinancing of corporate and consumer debt as well as stimulus from lower taxes, there is somewhat more reason for optimism. Longer-term structural problems (high debt levels, intense competition, and U.S. reliance on foreign capital) and geopolitical risks remain. However, the world has always been a scary place and we are also conscious of the tendency for "today's" risks to seem scarier than yesterday's. At the end of the day we are generally more confident looking to valuation as an indicator of probable long-term equity returns.

Given our belief that stocks are in a fair value range, returns over the next three to five years are likely to be a function mostly of earnings growth and dividends. The math suggests mid single-digit returns or maybe a bit more though there are numerous scenarios that could result in higher or lower returns. Small-caps and foreign stocks could do somewhat better. Though these returns may not seem exciting we believe they are very likely to be higher than returns from bonds or cash given today's very low interest rate levels. If the Masters' Select Funds can come close to matching its long-term return premium to stock market benchmarks, then absolute returns for Masters' Select shareholders would be significantly more compelling. Of course past performance is no
--------------------------------------------------------------------------------
(4) The selection of the Masters' Select Funds as one of the ten best run no-load fund families as determined by Kiplinger's Personal Finance Magazine is based on the following criteria: 1) availability at no cost to investors, 2) consistently superior performance over the long term, and 3) reasonable operating expenses.

Guarantee of future performance.

In fact, there is not a strong correlation between past performance and future performance (within appropriate peer groups) in the mutual fund industry. We've tried to address this in the Masters' Select structure by controlling the factors that we believe make it tough to maintain a performance record. Each stock picker's focus on his highest conviction stocks and our promise to keep their asset base small and flexible are two of the reasons why we believe performance will be maintained. Many successful funds get too big, forcing excessive diversification and reducing flexibility that together dilute the impact of the stock picker's best ideas. The Masters' Select structure will not allow that to happen. These factors and our commitment to do all we can to make sure that each "Master" is highly skilled, disciplined and capable of executing their Masters' Select mandate are behind the success of each fund and the reason why we are optimistic that each will continue to have long-term success relative to their benchmarks and peer groups.

As always, we'd like to express our gratitude for your confidence in Masters' Select. We and each Masters' Select manager will continue to do all we can to make each fund a rewarding experience.

Sincerely,

/s/ Ken Gregory

Ken Gregory
President
Litman/Gregory Fund Advisors


Masters' Select Equity Fund Review
--------------------------------------------------------------------------------
The first half of 2003 was a roller coaster for both Masters' Select Equity and the stock markets. During the first quarter the fund's benchmarks declined between 3% and 4% but this was followed by a powerful second quarter rebound of between 16.5% and 17.5%. Masters' Select Equity experienced more extreme performance with a first quarter decline of 5.50% and a second quarter rebound of 18.38%. Although Masters' Select Equity trailed its benchmarks by about 1% during the first half of 2003 it has demonstrated clear outperformance over the trailing one, three and five year time periods. Since the fund's inception six and one half years ago it has outperformed its best performing benchmark (Wilshire 5000 Index) by a sizable 3.04% on an annualized basis and it ranks in the top 17% of its Lipper Multi-Cap Core Category peer group.(1)

Comparison Chart
--------------------------------------------------------------------------------
The value of a hypothetical $10,000 investment in the Masters' Select Equity Fund from its inception (12/31/96) to present as compared with the Wilshire 5000 Index, the Lipper Multi-Cap Core Index and the Custom Equity Index. [LINE CHART]

Masters' Select Equity Fund
As Of  06/30/03

              Masters'
               Select       Wilshire           Lipper               Custom
              Equity          5000             Multi-Cap            Equity
               Fund          Index             Core Index            Index
              $17,078       $14,200             $13,831              $13,932

31-Dec-96     $10,000      $10,000.00          $10,000.00          $10,000.00
31-Jan-97     $10,290      $10,535.30          $10,473.86          $10,442.50
28-Feb-97     $10,320      $10,530.45          $10,442.84          $10,466.10
31-Mar-97      $9,860      $10,064.69          $10,056.94          $10,069.96
30-Apr-97     $10,210      $10,503.61          $10,404.95          $10,501.76
31-May-97     $10,920      $11,247.79          $11,107.09          $11,251.37
30-Jun-97     $11,530      $11,764.52          $11,526.16          $11,763.54
31-Jul-97     $12,790      $12,668.97          $12,402.04          $12,547.46
31-Aug-97     $12,500      $12,192.75          $12,061.26          $12,019.34
30-Sep-97     $13,560      $12,912.24          $12,724.48          $12,723.67
31-Oct-97     $12,850      $12,482.13          $12,245.76          $12,216.63
30-Nov-97     $12,740      $12,890.80          $12,453.82          $12,584.23
31-Dec-97     $12,911      $13,129.02          $12,627.48          $12,790.74
31-Jan-98     $12,845      $13,200.31          $12,698.14          $12,908.15
28-Feb-98     $13,925      $14,161.29          $13,604.80          $13,833.54
31-Mar-98     $14,415      $14,870.07          $14,243.14          $14,485.93
30-Apr-98     $15,081      $15,046.58          $14,397.49          $14,615.72
31-May-98     $14,557      $14,646.19          $14,002.37          $14,275.03
30-Jun-98     $14,732      $15,159.68          $14,395.31          $14,696.57
31-Jul-98     $14,579      $14,827.53          $14,101.69          $14,364.28
31-Aug-98     $11,850      $12,518.44          $11,906.40          $12,176.46
30-Sep-98     $12,210      $13,336.15          $12,470.81          $12,873.42
31-Oct-98     $13,140      $14,328.35          $13,321.76          $13,843.43
30-Nov-98     $13,883      $15,230.61          $14,035.79          $14,646.91
31-Dec-98     $14,834      $16,205.22          $14,987.53          $15,481.64
31-Jan-99     $15,304      $16,800.92          $15,484.68          $15,971.17
28-Feb-99     $14,572      $16,191.89          $14,888.17          $15,326.73
31-Mar-99     $15,413      $16,816.73          $15,358.25          $15,867.62
30-Apr-99     $16,955      $17,622.76          $15,984.78          $16,646.08
30-May-99     $16,736      $17,237.00          $15,806.18          $16,339.56
30-Jun-99     $18,059      $18,129.36          $16,580.91          $17,185.79
31-Jul-99     $17,589      $17,548.13          $16,215.79          $16,767.31
31-Aug-99     $17,304      $17,384.58          $15,932.69          $16,590.75
30-Sep-99     $16,898      $16,930.32          $15,535.96          $16,289.96
31-Oct-99     $17,365      $18,006.92          $16,324.50          $17,085.89
30-Nov-99     $17,728      $18,609.97          $16,850.02          $17,592.33
31-Dec-99     $18,758      $20,023.03          $18,102.81          $18,873.93
31-Jan-00     $18,471      $19,191.87          $17,588.54          $18,029.55
29-Feb-00     $18,354      $19,621.77          $18,266.17          $18,434.84
31-Mar-00     $20,115      $20,787.30          $19,436.94          $19,525.81
30-Apr-00     $19,880      $19,704.28          $18,715.38          $18,777.00
31-May-00     $19,254      $19,016.60          $18,064.94          $18,242.53
30-Jun-00     $19,867      $19,855.24          $18,826.73          $18,947.15
31-Jul-00     $19,658      $19,450.19          $18,533.03          $18,535.99
31-Aug-00     $21,067      $20,862.27          $19,839.61          $19,640.74
30-Sep-00     $19,684      $19,888.01          $18,928.97          $18,703.87
31-Oct-00     $19,632      $19,466.38          $18,714.75          $18,438.28
30-Nov-00     $18,210      $17,529.48          $17,121.31          $16,972.44
31-Dec-00     $19,353      $17,841.50          $17,496.01          $17,383.17
31-Jan-01     $19,935      $18,524.83          $18,099.97          $17,996.79
28-Feb-01     $18,787      $16,768.68          $16,470.59          $16,477.87
31-Mar-01     $18,026      $15,640.14          $15,493.66          $15,474.36
30-Apr-01     $19,338      $16,927.33          $16,748.81          $16,664.34
31-May-01     $20,054      $17,096.60          $16,889.93          $16,762.66
30-Jun-01     $20,024      $16,809.38          $16,599.29          $16,524.63
31-Jul-01     $19,666      $16,532.02          $16,265.55          $16,204.05
31-Aug-01     $18,817      $15,531.84          $15,343.99          $15,348.48
30-Sep-01     $16,267      $14,137             $13,771             $13,912
31-Oct-01     $16,625      $14,496             $14,145             $14,297
30-Nov-01     $18,276      $15,605             $15,256             $15,338
31-Dec-01     $18,860      $15,886             $15,613             $15,633
31-Jan-02     $18,561      $15,689             $15,268             $15,353
28-Feb-02     $17,722      $15,366             $14,992             $15,073
31-Mar-02     $18,696      $16,039             $15,599             $15,801
30-Apr-02     $18,141      $15,256             $14,936             $15,165
31-May-02     $17,976      $15,076             $14,814             $15,080
30-Jun-02     $16,583      $14,016             $13,653             $14,047
31-Jul-02     $15,250      $12,885             $12,576             $12,934
31-Aug-02     $15,669      $12,961             $12,656             $13,004
30-Sep-02     $14,261      $11,661             $11,492             $11,596
31-Oct-02     $15,175      $12,553             $12,220             $12,565
30-Nov-02     $16,314      $13,310             $12,964             $13,288
31-Dec-02     $15,265      $12,573             $12,219             $12,546
31-Jan-03     $14,801      $12,256             $12,013             $12,202
28-Feb-03     $14,366      $12,049             $11,805             $12,008
31-Mar-03     $14,426      $12,185             $11,843             $12,092
30-Apr-03     $15,819      $13,184             $12,764             $13,105
31-May-03     $17,123      $13,990             $13,628             $13,817
30-Jun-03     $17,078      $14,200             $13,831             $13,932

The hypothetical $10,000 investment at Fund inception includes changes in share price and reinvestment of dividends and capital gains. Indices are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.
-------------------------------------------------------------------------------
(1) At June 30, 2003, the Masters' Select Equity Fund's ranking in Lipper's Multi-cap Core Equity Fund category was 102nd of 504 funds for the twelve months, 43rd of 228 funds for the five years, and 28th of 165 funds since inception (12/31/96).

--------------------------------------------------------------------------------
Investment Performance                              Three Year   Five Year
As of June 30, 2003                  Year             Average    Average   Average
                                     to               Annual     Annual    Annual Total
                                     Date    12 Month Total      Total     Return Since
                                     Return  Return   Return     Return    Inception(1)
--------------------------------------------------------------------------------
Masters' Select Equity Fund          11.87%  2.98%    -4.92%      3.00%    8.58%
--------------------------------------------------------------------------------
Custom Equity Index(2)               12.80% -0.64%    -9.74%     -1.06%    5.23%
--------------------------------------------------------------------------------
Wilshire 5000 Index(3)               12.92%  1.29%    -10.57%    -1.30%    5.54%
--------------------------------------------------------------------------------
Lipper Multi Cap Core Fund Index(4)  13.18%  1.28%    -9.77%     -0.80%    5.12%
--------------------------------------------------------------------------------

Past Performance is no guarantee of future results, and investors may have a gain or loss when they sell shares. The returns shown do not reflect the deduction for taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Indices are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

(1)  The inception date of the Masters' Select Equity Fund is December 31, 1996.
(2) The Custom Equity Index is composed of a 70% weighting in the S&P 500 Index, a 20% weighting in the Russell 2000 Index, and a 10% weighting in the MSCI EAFE index.
(3) The Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available pricing data.
(4) The Lipper Multi-cap Core Fund Index measures the performance of the 30 largest mutual funds that invest in a variety of capitalization ranges, without concentrating 75% or more of their equity assets in any one market capitalization range over an extended period of time.
--------------------------------------------------------------------------------
Long-Term Performance Analysis
.................................................................................
The volatility that Masters' Select Equity experienced in the first half of the year has not been typical in that the fund is not always more volatile than the stock market. Over the years there have been relatively short periods when the fund has been more volatile than its benchmarks and other periods when it has been less volatile than its benchmarks. On a more specific basis, and as noted in the Masters' Select First Quarter Shareholder Letter we have noticed that the fund has tended to underperform during periods when the stock market is driven by fear or greed rather than fundamentals. Such periods have included the Asian currency crisis/Russian default, the Long-Term Credit hedge fund blow-up period of 1998, the technology bubble of late 1999 and 2000, the September 11th aftermath, the corporate governance scandals that peaked in mid-2002 and the pre-Iraq war period of early 2003. In each of these periods Masters' Select Equity underperformed. However, patient investors were rewarded when the fund significantly outperformed in each of the periods that followed as depicted in the following chart.

[BAR CHART]

Masters' Select Equity Fund Under/Out Performance vs. Wilshire 5000

                             Under Performance
08/98-2/99                        -7.11%
10/99-02/00                       -7.18%
09/01-10/01                       -4.87%
07/02                             -0.71%
12/02-2/03                        -3.37%

                              Out Performance
03/99-7/99                         9.40%
02/00-05/00                        8.21%
11/01-12/01                        3.72%
08/02-09/02                        3.30%
4/03-6/03                          3.59%

As we've stated many times, one of the main objectives of the Masters' Select Funds is to deliver superior performance relative to their benchmarks and their peer groups over the long run. For this reason we are most concerned about performance over three year periods and longer. Though we are pleased that Masters' Select Equity has performed well over many shorter periods, and has beaten its benchmarks in each of the last four calendar years, we are particularly encouraged that the fund has outperformed its primary benchmark by a sizable margin over the long-term and has shown consistency by outperforming in 41 out of 43 "rolling" three-year periods (we measure three year return periods as of the end of the fund's first three-year period and then add additional "rolling" three year periods with each subsequent month). We are more confident in the ability of each Masters' Select Fund (including Equity) to outperform over these longer periods (compared to shorter periods) because most of the time these periods are sufficiently long to allow the stock pickers' skill and fundamental research focus to outweigh temporary non-fundamental market factors. And we view the consistency of this performance as important because we hope that Masters' Select shareholders will develop confidence in the fund's ability to consistently outperform over the long-term, despite occasional short periods of underperformance which all funds experience.

[BAR CHART]

MASTERS' SELECT EQUITY ROLLING 3-YEAR PERFORMANCE VS. CUSTOM EQUITY INDEX

By Month        3-year out/under performance of Masters' Select Equity
------------    ------------------------------------------------------
     Dec-99             -0.26%
     Jan-00              1.42%
     Feb-00              0.39%
     Mar-00              2.13%
     Apr-00              3.50%
     May-00              3.33%
     Jun-00              2.66%
     Jul-00              1.51%
     Aug-00              1.21%
     Sep-00             -0.48%
     Oct-00              0.46%
     Nov-00              2.03%
     Dec-00              3.67%
     Jan-01              4.05%
     Feb-01              4.49%
     Mar-01              5.50%
     Apr-01              4.16%
     May-01              5.76%
     Jun-01              6.78%
     Jul-01              6.38%
     Aug-01              8.63%
     Sep-01              7.40%
     Oct-01              7.07%
     Nov-01              8.04%
     Dec-01              8.00%
     Jan-02              7.93%
     Feb-02              6.99%
     Mar-02              6.78%
     Apr-02              5.32%
     May-02              5.27%
     Jun-02              3.75%
     Jul-02              4.21%
     Aug-02              5.16%
     Sep-02              5.57%
     Oct-02              5.99%
     Nov-02              6.67%
     Dec-02              6.54%
     Jan-03              5.67%
     Feb-03              6.03%
     Mar-03              4.80%
     Apr-03              4.44%
     May-03              5.21%
     Jun-03              4.82%

As we drill down to measure the success of not just the overall fund but also each of the fund's stock pickers we look at how each has done relative to their own benchmarks. We're happy to report that all six managers have outperformed their benchmarks during their tenure with Masters' Select.

--------------------------------------------------------------------------------
        CURRENT MASTERS' SELECT MANAGERS' PERFORMANCE versus BENCHMARKS*
--------------------------------------------------------------------------------
Masters' Select Equity    Annualized Performance Margin
                          (Net of allocated expenses)
--------------------------------------------------------------------------------
Manager 1                19.51%
--------------------------------------------------------------------------------
Manager 2                 7.93%
--------------------------------------------------------------------------------
Manager 3                 7.41%
--------------------------------------------------------------------------------
Manager 4                 3.32%
--------------------------------------------------------------------------------
Manager 5                 1.59%
--------------------------------------------------------------------------------
Manager 6                 0.86%
--------------------------------------------------------------------------------
* This table does not include the two managers that preceded Bill Miller prior to March 2000. Both of those managers underperformed their benchmarks.
Benchmarks:
     Chris Davis and Bill Miller: S&P 500
     Bill D'Alonzo: Russell 2500 Growth
     Dick Weiss: Russell 2000
     Sig Segalas: Russell 1000 Growth
     Mason Hawkins: Russell 3000 Value
--------------------------------------------------------------------------------
It is worth noting that each manager's long-term relative performance advantage has not come without volatility. At any point in time one or more managers is usually underperforming and because of the concentration, this underperformance is sometimes quite material. Even the Masters occasionally make mistakes and with a concentrated portfolio these mistakes can be very costly. However, the manager diversification built into the fund has been very effective in mitigating the fund level impact of these occasional mistakes and blow-ups. More often than not one or more of the other managers are outperforming which has helped to offset the temporary struggles of any other Masters. In the end the skill of each manager has contributed to the long-term results of the fund.

Portfolio Comments
.................................................................................
Asset allocation and sector exposure: The fund's diversification mix did not change much during the first half of 2003. The fund remains well diversified between small-, mid- and large-cap stocks, with 5% of the fund in foreign stocks. Over the years the mid-cap exposure has grown and is now a third of the fund's total.

During the period the most significant sector shifts were in the finance sector which grew from 26% of assets to 30% of assets with the addition of four new names, and the consumer discretionary sector which grew from 20% to just over 22% with the addition of four new names. Industrial exposure declined from 21% to 18% as several stocks were sold and consumer staples declined from just over 6% to just under 3%, primarily because of the removal of Fleming. The fund's largest sector overweights relative to its Wilshire 5000 benchmark are finance, consumer discretionary and industrials. Its largest underweights are health care, technology and telecom/utilities. Please see page 15 for data on the sector and market cap allocations.

Several factors impacted performance during the first half of 2003.

Manager performance: The managers' performance was mixed with the small cap managers adding significant value relative to their benchmarks while the larger-cap managers as a group trailed their benchmarks.

Individual stock performance: The fund had a number of significant winners in the first half and each manager had at least one stock on the list of the fund's ten biggest contributors. Capital One up 66% (financial products), Comcast up 30% (cable), and Mentor Graphics up 90% (software for semiconductor electronics systems designers) were the three largest contributors to the fund's positive first half, collectively producing almost $11 million of profit. Capital One (Miller) and Mentor Graphics (Weiss) were both profiled in the 2002 Annual Report. Each stock comes from a different sector and was contributed by a different stock picker. Other big winners came from a variety of industries and included Home Depot, Aon, Amgen and Coventry Health. On the losing side, the fund took a significant hit in the first quarter when Fleming filed for bankruptcy. This stock was held by Mason Hawkins. Hawkins and his team at Southeastern Asset Management, in this instance, erred in their assessment of Fleming's management team who ultimately allowed the firm to run out of cash. The Fleming position resulted in a loss in excess of $10 million during the first half and was one of the primary reasons for the fund's poor performance in the first quarter. As we've noted in the past no investor is perfect and the Masters will make mistakes at times. But we must also note that despite the Fleming experience, Hawkins has soundly beaten his benchmarks during his tenure as manager for Masters' Select Equity and has contributed greatly to the fund's success. He also contributed two of the fund's eight biggest winners during the current period.

Sector exposure and performance: The overweight to the consumer discretionary sector helped the fund so far in 2003 as this was one of the best performing sectors. The fund's underweight to consumer staples, one of the worst performing sectors, also helped. On the other hand, the fund's small weighting to technology stocks, another strong sector, offset some of these benefits. Overall, the variation in sector exposure between the fund and the Wilshire benchmark was not a big factor in relative performance during the first six months of 2003.

In Closing
.................................................................................
As mentioned in the general discussion that started on page 4, we believe that the strong stock market returns delivered during the last three months have, on average, brought stocks back up to a fair value range. Though there are many factors that can't be anticipated that could materially influence returns in coming years, valuations are one factor that we are confident in our ability to assess. As we write this our broad-based analysis of market-level stock values suggests that long-term equity returns are likely to fall in a mid-single digit range or a bit higher. Though there are obviously no guarantees, we continue to believe that the quality of the Masters' Select Equity stock pickers coupled with their focus on their highest conviction stocks will continue to result in better than benchmark performance. We also believe that the mix of stock picking styles, the long-term investment horizon and the ongoing evaluation and monitoring by Litman/Gregory will contribute to the success of Masters' Select Equity. We thank you for your continued trust and confidence.

Masters' Select Equity Fund Managers
.................................................................................
                                        MARKET
                             TARGET     CAPITALIZATION
INVESTMENT                   ASSET      OF COMPANIES    STOCK-PICKING
MANAGER       FIRM           ALLOCATION IN PORTFOLIO    STYLE
.................................................................................

Christopher   Davis Selected
Davis/Kenneth Advisors       20%        Mostly large    Growth at a
Feinberg                                companies       reasonable price
--------------------------------------------------------------------------------
Bill D'Alonzo Friess         10%        Small and mid-  High earnings
and team      Associates                sized companies growth
--------------------------------------------------------------------------------
Mason         Southeastern   20%        All sizes, may  Value and global,
Hawkins       Asset                     have up to 50%  may invest up to
              Management                foreign stocks  50% in foreign
                                                        securities
--------------------------------------------------------------------------------
Bill Miller   Legg Mason     20%        All sizes, but  Eclectic, may invest
              Funds                     mostly large    in traditional value
              Management                and mid-sized   stocks or growth
                                        companies       stocks
--------------------------------------------------------------------------------
Sig Segalas   Jennison       20%        Mostly large    High earnings
              Associates                companies       growth
--------------------------------------------------------------------------------
Dick Weiss    Strong Capital 10%        Small and mid-  Growth at a
              Management                sized companies reasonable price
--------------------------------------------------------------------------------

Portfolio Composition
.................................................................................

As reflected in this chart, your fund is well diversified in terms of market capitalization. The fund holds 73 securities, exclusive of cash equivalents.

[CHART]

                                                         Sector Weights
                                                         --------------------
By Asset Class                                           Fund   S&P 500 Index
--------------                                           ----   -------------
Cash Equivalents & Other 5.1%     Finance                29.7%   21.7%
Foreign Equities 5.3%             Consumer Discretionary 22.3%   16.4%
Small-Cap Domestic 9.7%           Industrials            18.1%   11.6%
Mid-Cap Domestic 33.8%            Technology              9.6%   14.3%
Large-Cap Domestic 46.1%          Healthcare &
                                  Pharmaceuticals         6.1%   14.7%
                                  Energy                  4.3%    5.9%
                                  Consumer Staples        2.9%    7.9%
                                  Telecommunications &
                                  Utilities               1.9%    7.5%
                                  Cash Equivalents &
                                  Other                   5.1%    0.0%
                                                        -----   ------
                                  Net Assets            100.0%  100.0%
                                                        =====   ======

Market Capitalization:
     Small-Cap Domestic < $1.3 billion
     Mid-Cap Domestic $1.3 - $10.8 billion
     Large-Cap Domestic > $10.8 billion

Masters` Select Equity Fund Stock Highlights
.................................................................................
HSBC Holdings Plc - Christopher Davis
......................................
On the face of it, the performance of our investment in Household International (which was acquired in March of this year by HSBC) has produced a satisfactory, if not spectacular, return. Converting our cost in Household Shares to the HSBC shares we now own, our return (excluding dividends) was 4%, from our average cost of $31.35 to today's equivalent price of $32.60 per share. (Converting these numbers from Household Shares to HSBC shares results in an average cost of $11.72 versus today's price of $12.20 (as of 7/15/03).

This seemingly dull performance masks wild gyrations between the time of our first purchase in May of 1999 and today - culminating in a 66% decline from a high of 62 in April of last year to a low of $21 in November before a modest recovery to $28 at the time of the takeover. The rapid decline late last year reflected mistakes in our analysis and the lessons learned bear repeating.

Beginning in the Spring of 2002, concerns about the consumer finance business in general and Household in particular led to a sharp sell-off in the shares. Although the company continued to post excellent results, these concerns had an adverse impact on market psychology that threatened the company in a very real way. This threat resulted from the fact that an independent finance company must fund its lending business by borrowing money in the capital markets. Pessimistic markets demand higher rates, which reduce profits. Worse, in extreme cases, markets may refuse to fund controversial businesses at any price. Although such an outcome was unlikely in Household's case it was possible and we were mistaken in not anticipating this risk. Facing this threat, CEO Bill Aldinger made the decision to sell the company at a depressed price to HSBC Holdings, an enormously strong and well-run global bank.

Having followed HSBC over the years, we have always been impressed with their conservative culture and global franchise, although their shares always seemed slightly too expensive for us to build a position. We believe that their acquisition of Household has given us the opportunity we have been waiting for, as investors have underestimated the earnings accretion that should result from funding Households loans with HSBC's low cost deposits. Our conviction is strengthened by our experience of the dramatic improvement in Citigroups earnings that followed their purchase of Household rival, Associates, several years ago. It is interesting that the consumer finance industry, which included companies like The Money Store, Beneficial, Associates, and Green Tree, has consolidated to only four major companies: HSBC, Citigroup, Wells Fargo and AIG. We expect that this consolidation will result in rational competition and improved sales practices. These companies do remain exposed to two risks: higher unemployment (which increases non-performing assets) and lower residential real-estate prices (which hurts the value of collateral). These risks must be watched closely. Trading at 14X our estimate of next year's earnings, with a tier one capital ratio over 9%, tremendous liquidity (unlike Household) and a dividend of over 4.5%, we think HSBC represents good quality, reasonable growth at an attractive valuation.

Advance Auto Parts, Inc. - Bill D'Alonzo
.........................................
Do-it-yourself mechanics get more than car parts when they step up to an Advance Auto Parts cashier these days. They also receive information on the tools that they'll need to complete the repair project and where to find them in the store. New initiatives, including a computer system that bolsters in-store marketing opportunities and better manages inventory, are revving up results at Advance Auto Parts.

NYSE-listed Advance Auto Parts is the nation's second largest retailer of auto parts and accessories. The company sells replacement parts, maintenance items and accessories to professional repair shops and do-it-yourselfers. Its more than 2,400 retail outlets in the eastern, mid-western and southeastern regions of the United States give it a strong foundation from which to continue building market share in the highly fragmented auto-parts industry.

The company's initiatives include new store layouts that prominently display its higher-margin, private-label products such as its own brand of synthetic motor oil, which occupies a stand-alone display separate from store shelves. March-quarter earnings grew 78 percent to $0.98 per share, marking the sixth consecutive quarter Advance Auto Parts topped expectations. Gross profit margins improved by 2 percentage points. The company also retired high-interest debt during the quarter, which will save it roughly $14 million this year and $20 million next.

Members of our team spoke with Chief Executive Officer Larry Castellani about how the company benefits from an aging population of SUVs on the roadways. SUV models launched in the mid-to-late 1990s are entering the "sweet spot" for repairs. On average, an SUV replacement part is 40 percent more expensive than the same part for a passenger car, while also carrying higher profit margins.

Your Friess team bought Advance Auto Parts at less than 12 times 2003 estimates. Earnings estimates for 2003 are now 18 percent higher than they were in February. Analysts predict the company will grow earnings 47 percent this year.

Tyco International Ltd. - Bill Miller
......................................
Tyco International Ltd. is held in both the Equity Fund and the Value Fund. Please refer to the discussion appearing on page 40.

Amgen, Inc. - Sig Segalas
..........................
Amgen is the world's largest biopharmaceutical company and a leader in the use of recombinant DNA technology and molecular biology to develop therapeutic products in the areas of oncology and inflammation. The Company's fundamentals have never been stronger, with second-generation products such as Aranesp (estimated sales of $1.3bn in 2003), a long-acting red blood cell growth factor that treats anemia, and Neulasta (estimated sales of $1.3bn in 2003), a white blood cell growth factor used to boost chemotherapy-weakened immune systems, posting impressive launches. Anti-inflammation drug Enbrel (estimated sales of $1.3bn in 2003), acquired as part of the Company's Immunex acquisition, is also building momentum after a recent relaunch with improved manufacturing capabilities.

All three products are well-positioned for significant near-term growth. Aranesp has multiple drivers of growth in the coming months, including the potential for less frequent dosing than its competitor, Procrit, in the chemotherapy setting, a high capture rate of switches from a troubled competing therapeutic in Europe, and the relative underpenetration of the U.S. chemotherapy-induced anemia market. Amgen estimates that 50 percent of U.S. patients with anemia due to chemotherapy are not being treated with an erythropoietin. Neulasta stands to benefit from an increasing awareness among physicians of the dangers of chemotherapy-induced low white blood cell counts. A low white blood cell count, also known as neutropenia, is a dangerous condition that can make a patient more susceptible to infections. Enbrel also provides the opportunity for significant growth, with additional therapeutic uses currently at various stages of the regulatory process and a positive legislative environment that may result in Medicare reimbursement. Each new Enbrel indication represents incremental sales potential in the hundreds of millions of dollars.

Amgen's pipeline is among the most diverse in biotech, with numerous novel biologics in late-stage clinical trials. The Company has maintained a disciplined development approach, working within its therapeutic competencies. Amgen is in the process of further fleshing out its position in the oncology space with an antibody that prevents the proliferation of blood vessels necessary to supply nutrients to tumors. The therapeutic, which has so far shown comparable efficacy and improved safety versus other such treatments, is in phase II clinical trials for kidney, colorectal, prostate and lung cancer. In the adjuvant cancer therapy setting, Amgen has a compound in phase III trials that treats oral mucositis, a painful inflammation of the mucous membranes that results from the intense chemotherapy and radiation protocols used to treat head and neck cancer. In the dialysis space, Amgen is co-developing a late-stage pipeline therapeutic, Cinacalcet, that promises to complement the Company's erythropoietin franchise, providing a much-needed therapy for hyperparathyroidism.

As a result of its strong suite of commercial and pipeline products, marketing prowess and experienced management team, we believe Amgen will drive top-line and bottom-line growth in excess of 20% over the next 2-3 years, growing off a projected 2003 revenue base of almost $8.0bn and net earnings of $2.5bn. Importantly, we believe Amgen should continue to be a productive investment.

Modem Media, Inc. - Dick Weiss
...............................
Modem Media was the first interactive marketing firm, started in 1987. The company has helped to mold online and e-commerce industries. Modem Media designs websites and marketing programs for consumer products giants, diversified business-to-business companies, and government entities. It adds value to clients by using its planning tools and processes to identify opportunities, and then through internal analysis it can set expectations and roll out initiatives established to allow long term and continuous improvement.

Modem Media has built a roster of clients listed among the top Fortune 500 companies, including Delta, Marriott, Sprint, IBM, GE, Kodak, Kraft, among others. Strategically, this is very important because Modem Media can count on blue chip companies to continue to spend, even during challenging economic times. For example, Delta, one of their largest clients, continued to invest in projects that Modem Media developed for them, such as enabling passengers to purchase tickets with Delta-online. Modem Media also developed Delta's new web site, for their low cost alternative airline, "Song". Additionally, their clients are diverse and spread across multiple industries.

This company has been put in the unfortunate position of being labeled an Internet company, and was pulled down when the bubble burst. During the economic downturn, most corporations, even blue chip companies, experienced dramatic budget cuts and had to pull back on extraordinary marketing and advertising campaigns. Now that the economy is starting to show signs of life, companies are finding the environment to be completely different than two years ago. Modem Media during that time frame, was enhancing its products, services and skill set in order to be ready for the turn in the economy. It was the first to place Internet ads as well as introduce an Internet admeasurement model. In areas where Modem Media can be measured, their clients have witnessed the importance of interactive marketing. This aided their clients in finding cost reductions, attaining new customers and/or prospects, and retaining their current client base. Because of Modem's expertise and long standing position, the barriers to entry have become more significant.

We think Modem Media is an attractive small-cap company selling at a discount to both interactive and traditional advertising companies. We believe that it
possesses  many  unique  assets  that  a  larger  marketing   company  may  find
attractive.

In keeping with Southeastern Asset Management's disclosure policies, Mason Hawkins has not contributed commentary on his holdings for this report.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Masters' Select Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2003 (Unaudited)

Shares                            Value      Shares                                    Value
----------------------------------------     -----------------------------------------------
COMMON STOCKS: 94.9%
Consumer Discretionary: 22.3%                Finance: 29.7%
 70,000  Advance Auto Parts,  4,263,000          92,700 Ambac Financial
         Inc.*                                          Group, Inc.             $  6,141,375
130,000  American Eagle                         430,300 American Express Co.      17,990,843
         Outfitters, Inc.*    2,384,200         136,900 American International
173,900  Bed Bath & Beyond,   6,753,407                 Group, Inc.                7,554,142
         Inc.*                                  613,000 Aon Corp.                 14,761,040
 75,000  CDW Corp.*           3,435,000         455,000 Bank One Corp.            16,916,900
675,200  CKE Restaurants,     3,774,368             141 Berkshire Hathaway,
         Inc.*                                          Inc. - Class A*           10,222,500
 33,967  Comcast Corp. -      1,024,105         225,000 Capital One Financial
         Class A*                                       Corp.                     11,065,500
333,000  Comcast Corp. -                        190,400 Citigroup                  8,149,120
         Special
         Class A*             9,612,045          65,000 Delphi Financial Group,
504,000  Disney (Walt) Co.    9,954,000                 Inc. - Class A             3,042,000
400,000  Eastman Kodak Co.    10,940,000         59,500 Goldman Sachs Group,
133,000  Emmis Communications                           Inc. (The)                 4,983,125
         Corp. - Class A*     3,052,350         450,737 HSBC Holdings Plc*         5,334,368
123,000  Fox Entertainment                       21,100 Julius Baer Holding AG     5,182,894
         Group, Inc. - Class  3,539,940         215,000 MGIC Investment Corp.     10,027,600
         A*                                      52,500 StanCorp Financial
 30,600  Harman International                           Group, Inc.                2,741,550
         Industries, Inc.     2,421,684         120,000 Transatlantic              8,298,000
600,000  Hilton Hotels Corp.  7,674,000                 Holdings, Inc.
300,000  Home Depot, Inc.     9,936,000          70,000 W.R. Berkely Corp.         3,689,000
         (The)                                  250,000 Washington Mutual, Inc.   10,325,000
                                                                                ------------
 67,000  InterActiveCorp*     2,650,520                                          146,424,957
102,400  Kohl's Corp.*        5,261,312                                         ------------
206,000  Marriott                            Healthcare & Pharmaceuticals: 6.1%
         International,                         50,700  Allergan, Inc.             3,908,970
         Inc. - Class A       7,914,520        122,700  Amgen, Inc.*               8,219,060
 90,000  Regis Corp.          2,614,500        147,000  Celgene Corp.*             4,487,910
254,300  Starbucks Corp.*     6,235,436         70,000  Pharmaceutical
143,200  Viacom, Inc.                                   Resources, Inc.*           3,406,200
         - Class B*           6,252,112        150,000  Priority Healthcare
                            -----------                 Corp. - Class B*           2,782,500
                            109,692,499        300,000  Tenet Healthcare
                            -----------                 Corp.*                     3,495,000
                                               150,000  Triad Hospitals, Inc.*     3,723,000
                                                                                  ----------
                                                                                  30,022,640
Consumer Staples: 2.9%                                                            ----------
206,000  Altria Group, Inc.*  9,360,640
135,000  Costco Wholesale
         Corp.*               4,940,325
                             ----------
                             14,300,965
                             ----------
Energy: 4.3%
214,800  BJ Services Co.*     8,024,928
 47,000  ConocoPhillips       2,575,600
134,000  GlobalSantaFe Corp.  3,127,560
 75,000  Houston Exploration
         Co. (The)*           2,602,500
800,000  Mirant Corp.*#       2,320,000
100,000  Spinnaker
         Exploration Co.*     2,620,000
                             ----------
                             21,270,588
                             ----------

Masters' Select Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2003 (Unaudited) - (Continued)

                                             Principal
Shares                            Value      Shares                                    Value
----------------------------------------     -----------------------------------------------
Industrials: 18.1%                           SHORT-TERM INVESTMENTS: 5.1%
159,000  FedEx Corp.          $ 9,862,770
                                             Corporate Note: 1.0%
  120,000 FTI Consulting, Inc.* 2,996,400    $4,700,000 General Electric Capital
  145,000 Kroll, Inc.*          3,923,700       Corp., 1.20%, 07/01/03
  680,000 Modem Media, Inc.*    2,662,200       (cost $4,700,000)                $ 4,700,000
  440,000 Republic Services,                  Repurchase Agreements: 4.1%        -----------
            Inc. - Class A*     9,974,800     17,918,000 State Street Bank &
  100,000 Sealed Air Corp.*     4,766,000       Trust Co., 0.30%, 06/30/03,
1,430,000 Tyco International                    due07/01/03 [collateral:
          Ltd.                 27,141,400       $12,495,000, US Treasury
  838,000 Vivendi Universal SA 15,452,720       Bonds, 8.13%, due 05/15/21,
  514,000 Waste Management,                     value $18,299,315]
          Inc.                 12,382,260       (proceeds $17,918,149)             17,918,000
                               ----------     2,194,000 State Street Bank &
                               89,162,250       Trust Co., 1.12%, 06/30/03,
                               ----------       due 07/01/03 [collateral:
Technology: 9.6%                                $2,230,000, FHLMC, 3.50%,
  372,200 Altera Corp.*         6,104,080       due 09/15/03, value $2,263,675]
  315,500 Applied Materials,                    (proceeds $2,194,068)               2,194,000
          Inc.*                 5,003,830    Total Repurchase Agreements         ------------
   95,000 Benchmark Electronics,                (cost $20,112,000)                 20,112,000
          Inc.*                 2,922,200                                        ------------
  308,100 Cisco Systems, Inc.*  5,102,136    TOTAL SHORT-TERM INVESTMENTS
  110,000 Integrated Circuit                    (cost $24,812,000)                 24,812,000
          Systems, Inc.*        3,457,300                                        ------------
                                             TOTAL INVESTMENTS IN SECURITIES
  342,100 Intel Corp.           7,110,206       (cost $429,540,398):100.0%        492,535,171
   70,000 L-3 Communications                 Other Assets less Liabilities: 0.0%      190,064
             Holdings, Inc.*    3,044,300                                        ------------
  462,000 Mentor Graphics                    NET ASSETS: 100.0%                  $492,725,235
             Corp.*             6,687,450                                        ============
318,000 Microsoft Corp.         8,145,570
                               ----------
                               47,577,072
                               ----------
Telecommunications: 1.9%
  300,000 Cincinnati Bell,
             Inc.*              2,010,000
  190,000 Nextel Communications,
             Inc. - Class A*    3,435,200
  100,000 NII Holdings,
             Inc. - Class B*    3,827,000
                               ----------
                                9,272,200
                               ----------

TOTAL COMMON STOCKS
  (cost $404,728,398)         467,723,171
                              -----------
*    Non-income producing security.
#    See Note 8 of "Notes to Financial Statements."

See accompanying Notes to Financial Statements.



Masters' Select International Fund Review
.................................................................................
Foreign stock markets were even more volatile in the first half of 2003 than their domestic market counterparts. But similar to the U.S. market, a rough first quarter was followed by a very strong second quarter, resulting in strong overall return for the first half of 2003. During the first quarter Masters' Select International's benchmarks declined between 7.3% and 8.8% but this was followed by a second quarter rebound of just under 20%. Masters' Select International experienced more extreme performance with a first quarter decline of 10.28% and a second quarter rebound of 23.65%. Although Masters' Select International barely trailed its benchmark (by about two tenths of one percent) during the first half of 2003 it has demonstrated clear outperformance over the trailing one, three and five year time periods (see the table that follows). Since the fund's inception five years and seven months ago it has outperformed its MSCI All-Countries World Free (ex-US) Index by 7.01% on an annualized basis and it ranks in the top 4% of its Lipper International Fund Category peer group.(1)

Comparison Chart
.................................................................................
The  value  of  a  hypothetical   $10,000  investment  in  the  Masters'  Select
International Fund from its inception (12/1/97) to present as compared with the MSCI All Countries World Free (ex US) Index and the Lipper International Fund Index.

[LINE CHART]

Masters' Select International Fund
As Of 6/30/03

                Masters'        Lipper         MSCI All
                 Select      International     Countries
              International      Fund          World Free
                 Fund            Index       (ex US) Index
                $14,313         $10,132         $9,796
--------------------------------------------------------------------------------
1-Dec-97        $10,000        $10,000       $10,000
31-Dec-97        $9,880        $10,079       $10,115
31-Jan-98        $9,910        $10,323       $10,417
28-Feb-98       $10,990        $10,984       $11,112
31-Mar-98       $11,680        $11,580       $11,497
30-Apr-98       $11,930        $11,758       $11,580
31-May-98       $11,770        $11,782       $11,370
30-Jun-98       $11,360        $11,679       $11,327
31-Jul-98       $11,440        $11,858       $11,434
31-Aug-98        $9,400        $10,152        $9,822
30-Sep-98        $9,140         $9,836        $9,615
31-Oct-98        $9,870        $10,559       $10,622
30-Nov-98       $10,580        $11,088       $11,192
31-Dec-98       $11,040        $11,361       $11,578
31-Jan-99       $11,665        $11,430       $11,565
28-Feb-99       $11,534        $11,136       $11,306
31-Mar-99       $12,129        $11,507       $11,852
30-Apr-99       $13,107        $12,043       $12,445
30-May-99       $12,562        $11,595       $11,860
30-Jun-99       $13,369        $12,145       $12,406
31-Jul-99       $13,591        $12,416       $12,697
31-Aug-99       $13,520        $12,514       $12,742
30-Sep-99       $13,702        $12,554       $12,828
31-Oct-99       $14,488        $12,992       $13,305
30-Nov-99       $16,537        $13,944       $13,838
31-Dec-99       $19,321        $15,659       $15,158
31-Jan-00       $19,373        $14,742       $14,335
29-Feb-00       $21,857        $15,715       $14,722
31-Mar-00       $21,991        $15,756       $15,275
30-Apr-00       $20,170        $14,757       $14,423
31-May-00       $19,518        $14,351       $14,054
30-Jun-00       $20,273        $15,016       $14,652
31-Jul-00       $19,673        $14,529       $14,074
31-Aug-00       $19,890        $14,775       $14,248
30-Sep-00       $19,342        $13,913       $13,457
31-Oct-00       $18,545        $13,440       $13,029
30-Nov-00       $17,831        $12,873       $12,444
31-Dec-00       $18,354        $13,353       $12,870
31-Jan-01       $18,174        $13,432       $13,075
28-Feb-01       $17,155        $12,489       $12,046
31-Mar-01       $15,872        $11,611       $11,178
30-Apr-01       $17,083        $12,317       $11,926
31-May-01       $16,532        $12,019       $11,573
30-Jun-01       $15,872        $11,680       $11,125
31-Jul-01       $15,417        $11,376       $10,887
31-Aug-01       $14,853        $11,148       $10,617
30-Sep-01       $13,319         $9,933        $9,491
31-Oct-01       $13,930        $10,202        $9,756
30-Nov-01       $14,797        $10,582       $10,202
31-Dec-01       $15,061        $10,771       $10,334
31-Jan-02       $14,893        $10,336        $9,892
28-Feb-02       $15,109        $10,480        $9,963
31-Mar-02       $15,963        $11,035       $10,504
30-Apr-02       $16,083        $11,112       $10,572
31-May-02       $16,324        $11,271       $10,687
30-Jun-02       $15,542        $10,826       $10,226
31-Jul-02       $14,028         $9,745        $9,229
31-Aug-02       $13,907         $9,753        $9,230
30-Sep-02       $12,309         $8,703        $8,251
31-Oct-02       $12,826         $9,154        $8,694
30-Nov-02       $13,595         $9,587        $9,112
31-Dec-02       $12,902         $9,280        $8,817
31-Jan-03       $12,299         $8,941        $8,508
28-Feb-03       $11,600         $8,676        $8,335
31-Mar-03       $11,576         $8,464        $8,173
30-Apr-03       $13,095         $9,301        $8,961
31-May-03       $13,818         $9,899        $9,532
30-Jun-03       $14,313        $10,132        $9,796

The hypothetical $10,000 investment at Fund inception includes charges in share price and reinvestment of dividends and capital gains. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.


(1) At June 30, 2003, the Masters' Select International Fund's ranking in Lipper's International Fund category was 355th of 818 funds for the twelve months, 12th of 461 funds for the five years, and 12th of 359 funds since inception (12/1/97).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investment Performance
As of June 30, 2003
                                     Year   12     Three Year   Five Year Average
                                     to     Month   Average     Average   Annual Total
                                     Date   Total  Annual Total Annual    Return Since
                                     Return Return  Return      Return    Inception(1)
--------------------------------------------------------------------------------
Masters' Select International Fund   10.93% -7.91%  -10.96%      4.73%     6.64%
--------------------------------------------------------------------------------
MSCI All Countries World Free
(Ex US) Index(2)                     11.10% -4.20%  -12.48%     -2.69%    -0.37%
--------------------------------------------------------------------------------
Lipper International Fund Index(3)    9.18% -6.40%  -12.28%     -2.79%    0.24%
--------------------------------------------------------------------------------

Past performance is no guarantee of future results, and investors may have a gain or loss when they sell shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Indices are unmanaged, do not incur fees, expenses, or taxes and cannot be invested in directly. Investing in foreign equities subjects investors to economic, political, and market risks and fluctuations in currency rates
(1) The inception date of the Masters' Select International Fund is December 1, 1997.
(2) The MSCI All Countries World Free (ex US) Index is a broad-based index that measures the performance of common equities in 48 developed and emerging market countries.
(3) The Lipper International Fund Index measures the performance of the 30 largest mutual funds in the international equity fund objective, as determined by Lipper, Inc.
--------------------------------------------------------------------------------

Long-Term Performance Analysis
.................................................................................

As has been the case with Masters' Select Equity over the years, Masters' Select International's volatility has varied relative to its benchmark and peer group. Sometimes it has been more volatile (on the upside and downside) and sometimes it has been less volatile. And very similar to the experience of Masters' Select Equity, this fund has tended to significantly outperform after temporary periods of underperformance. This relationship is depicted in the following chart.

[BAR CHART]

Masters' Select International Fund Under/Out Performance vs. MSCI AW Free (Ex US)

                            Under Performance
12/97-1/98                        -4.77%
5/98-8/98                         -8.36%
10/00-1/01                        -3.53%
5/01-8/01                         -3.89%
8/02 -02/03                       -6.42%

                             Out Performance
2/98-4/98                          5.93%
9/98-6/99                         17.98%
2/01-4/01                          3.07%
9/01-3/02                          8.27%
3/03-6/03                          5.18%

As we've stated many times, one of the main objectives of the Masters' Select Funds is to deliver superior performance relative to each fund's benchmarks and peer group over the long run. For this reason we are most concerned about performance over three year periods and longer. Though we are pleased that Masters' Select International has performed well compared to its benchmarks over many shorter periods, and has beaten its benchmark in each of the last four calendar years, we are particularly encouraged that the fund has outperformed its primary benchmark by a sizable margin over the long-term and has shown consistency by outperforming in 30 out of 32 three-year "rolling" periods (we measure three-year return periods as of the end of the fund's first three-year period and then add additional "rolling" three year periods with each subsequent month). We are more confident in the ability of each Masters' Select Fund (including International) to outperform over these longer periods (compared to shorter periods) because more often than not these periods are sufficiently long to allow the stock pickers' skill and fundamental research focus to outweigh temporary non-fundamental market factors. And we view the consistency of this performance as important because we hope that Masters' Select shareholders will develop confidence in the fund's ability to consistently outperform over the long-term, despite occasional short periods of underperformance which all funds experience.


[BAR CHART]

MASTERS' SELECT INTERNATIONAL ROLLING THREE-YEAR ANNUALIZED RETURN LESS MSCI ALL-COUNTRIES EX-USA INDEX RETURN

                      Masters' Select Int'l percentage 3-year outperformance
By Month              vs. its benchmark
------------------     --------------------------------------------------------
Nov-00                13.60%
Dec-00                14.44%
Jan-01                14.40%
Feb-01                13.19%
Mar-01                11.58%
Apr-01                11.58%
May-01                11.20%
Jun-01                12.18%
Jul-01                11.87%
Aug-01                13.53%
Sep-01                13.52%
Oct-01                14.68%
Nov-01                14.59%
Dec-01                14.33%
Jan-02                13.27%
Feb-02                13.07%
Mar-02                13.31%
Apr-02                12.16%
May-02                12.40%
Jun-02                11.33%
Jul-02                11.03%
Aug-02                11.08%
Sep-02                10.07%
Oct-02                 9.16%
Nov-02                 6.58%
Dec-02                 3.86%
Jan-03                 1.83%
Feb-03                -1.84%
Mar-03                -0.51%
Apr-03                 1.18%
May-03                 1.19%
Jun-03                 1.53%

As we drill down to measure the success of not just the overall fund but also each of the fund's stock pickers we look at how each has done relative to their own benchmarks. We're happy to report that all four managers have outperformed their benchmarks during their tenure with Masters' Select International.

--------------------------------------------------------------------------------
        CURRENT MASTERS' SELECT MANAGERS' PERFORMANCE versus BENCHMARKS*
--------------------------------------------------------------------------------
Masters' Select International         Annualized Performance Margin
                                      (Net of Allocated Expenses)
--------------------------------------------------------------------------------
Manager 1                                       12.90%
--------------------------------------------------------------------------------
Manager 2                                        6.07%
--------------------------------------------------------------------------------
Manager 3                                        5.71%
--------------------------------------------------------------------------------
Manager 4                                        3.28%
--------------------------------------------------------------------------------
* This table does not include the manager that Ted Tyson replaced in September 1999 or the manager that was removed in September 2001. Both of those managers beat their benchmarks.
Benchmarks:
     All current managers are benchmarked against the MSCI All Countries World Free (ex US) Index.
--------------------------------------------------------------------------------
It is worth noting that each manager's long-term relative performance advantage has been volatile. At any point in time one or more managers is usually underperforming, and because of the concentration within their individual portfolios, this underperformance is sometimes material. Even the Masters occasionally make mistakes and with a concentrated portfolio these mistakes can be very costly. However, the manager diversification built into the fund has been fairly effective in mitigating the fund level impact of these occasional mistakes and blow-ups. More often than not one or more of the other managers are outperforming, which has helped to offset the temporary struggles of any of the other Masters. However, there have been a couple of short-term periods when the fund has had one or two underperforming managers without the offsetting benefit of a manager experiencing significant outperformance. In recent months we have given quite a bit of thought to the level of manager diversification that is optimal. We view the diversification in Masters' Select International across four managers as quite acceptable but believe there are benefits to be gained from further diversification. For this reason we are open to adding a fifth manager to increase the level of portfolio diversification and we would possibly consider going as high as six managers. However, we are sensitive to the risks of "diworsification" and therefore no manager will be added unless we have a high degree of confidence in their ability to deliver strong long-term returns and if we believe there will be an added diversification benefit for the overall fund. We are in the midst of due diligence on several candidates.

Portfolio Comments
.................................................................................
Asset allocation and sector exposure: The fund's market cap weightings did not change much during the first half of 2003 other than an increase in large-cap exposure from just over 71% of assets to just under79% of assets. Historically the fund has had a lower allocation to large-cap stocks but over the past year most of the fund's stock pickers are finding that the bear market created unusually good values in high quality, large companies. Given the value in larger companies, the managers believe there is less reason to take on the higher level risk that is inherent in the stocks of smaller companies. Much of the most recent increase in exposure to larger companies was the result of a reduction in the fund's cash position which had been temporarily high at the end of 2002 due to several stock sales.

During the period there were several significant sector shifts. Technology exposure increased from 6% to 17%, mostly as the result of positions established by Dan Jaworski. Exposure to the industrial sector dropped from 15% to 11%. The high cash position mentioned earlier declined from over 13% to 6.6% by the end of June. There were also shifts in geographical exposure. The allocation to Japanese stocks increased from less than 2% to almost 11%. Australian stocks were 7% of assets at the end of June compared to less than 3% at the beginning of the year. And European stocks declined from 74% of assets to 62% of assets. Asian exposure in total, including Australia, was over 25% of the fund at the end of the period.

The fund's largest sector overweights relative to its MSCI benchmark are consumer discretionary and technology. The largest underweights are industrials, finance and energy. From a geographical standpoint, Masters' Select International is more closely aligned with the benchmark's regional exposure than it has been over most of its life. The primary difference is an underweight to Japanese stocks.

Over the years the fund has been characterized by a bottom-up driven tendency to go where the opportunities are. At times the fund's geographic, sector and/or market-cap exposure has been substantially different than its benchmarks. This willingness to go where the best opportunities are and not be constrained by the allocation structure of the index is, we believe, one of the reasons why Masters' Select International has performed significantly better than the index over the long run. At present the fund's sector exposure looks quite different than the MSCI index but the regional weightings look more index-like than usual. See page 28 for sector and regional allocations.

Several factors impacted performance during the first half of 2003.

Manager performance: The managers' performance was mixed. In the second quarter three of four managers beat their benchmark but for the full six months three of four trailed their benchmark--an unusual occurrence. However, the fund's overall performance was competitive because the one manager who did beat his benchmark beat it by a wide margin.

Individual stock performance: The fund had a number of significant winners in the first half but Yahoo Japan (up 113%) was by far the biggest, contributing over $17 million to the fund's performance. Each stock picker had at least one name among the fund's five biggest profit contributors. These included Golar up 70% (liquid natural gas tankers--see page 30 for a profile), Ericcson up 53% (mobile telecommunication systems), Granada up 46% (broadcasting and channel management) and Molson up 27% (beer) which was profiled in the 2002 Annual Report. There were no disasters during the first half of the year but there were several losers that each cost the fund about one half of one percent of net asset value. These included Fortis, Samsung, Adecco and Rexam. Sector exposure and performance: Though none of the fund's stock pickers make decisions based on top-down sector analysis, it is interesting to observe the impact of sector exposure on the fund's performance. Overall, during this particular period the differences in sector allocations relative to the fund's benchmarks did not add value. The fund was overweight to the consumer sectors which generally underperformed and it was underweight to the financial sector which performed quite well. On the plus side it was overweight to technology stocks, a very strong performing sector. Over the years sector exposure has at times helped and hurt performance relative to the fund's benchmark, but it has generally been clear that this has been a derivative of bottom-up stock picking--the real driver behind Masters' Select International's performance.

In Closing
.................................................................................
As mentioned in the general discussion that started on page 4, we believe that the strong stock market returns delivered during the last three months have, on average, brought stocks back up to a fair value range. Within the foreign stock markets we believe values are slightly more attractive than in the U.S. and that it is more likely than not that the U.S. dollar will continue to decline in
value  relative  to  the  euro  and  some  other   currencies.   Further  dollar
depreciation, could, at the margin, also aid returns to U.S. investors in foreign stocks. Over the next five years we believe the most likely outcome for U.S. investors from foreign stocks is a return range in the mid to high single-digits. Of course there is a much broader range of possible returns. Though there are obviously no guarantees, we believe that the quality of the Masters' Select International stock pickers coupled with their focus on their highest conviction stocks will continue to result in better than benchmark performance. We also believe that the mix of stock picking styles, the long-term investment horizon and the ongoing evaluation and monitoring by Litman/Gregory will contribute to the success of Masters' Select International. We thank you for your continued trust and confidence.


Masters' Select International Fund Managers
.................................................................................
                            MARKET
                            TARGET       CAPITALIZATION
INVESTMENT                  ASSET        OF COMPANIES      STOCK-PICKING
MANAGER       FIRM          ALLOCATION   IN PORTFOLIO      STYLE
.................................................................................

David Herro   Harris        25%          All sizes, but    Value
              Associates                 mostly large
                                         and  mid-sized
                                         companies
--------------------------------------------------------------------------------
Dan Jaworski  BPI Global    25%          Mostly large      Eclectic, may
              Asset                      companies         invest in traditional
              Management                                   value stocks or
                                                           growth stocks
--------------------------------------------------------------------------------
Ted Tyson     Mastholm      25%          All sizes         High earnings
              Asset                                        growth
              Management
--------------------------------------------------------------------------------
Mark Yockey   Artisan       25%          All sizes but     Growth at a
              Partners                   mostly large      reasonable price
                                         companies
--------------------------------------------------------------------------------
Portfolio Composition
.................................................................................

The fund holds 57 securities, exclusive of cash equivalents.


                   Regional Weights                                           Sector Weights
                   -------------------------                           -------------------------
                           MSCI All                                           MSCI All
                           Countries World                                    Countries World
                   Fund    Free (Ex US) Index                          Fund   Free (Ex US) Index
                   ----    ------------------                          ----   ------------------
Europe             62.0%           62.3%        Consumer Discretionary 21.9%         11.8%
Japan              10.7%           17.5%        Technology             17.0%          7.4%
Asia (Ex Japan)     8.1%            6.8%        Finance                16.5%         25.5%
Australia/                                      Consumer Staples       11.0%          8.5%
New Zealand         7.0%            4.6%        Industrials            10.9%         15.6%
Canada              3.7%            5.5%        Healthcare &
Latin America       1.9%            1.7%         Pharmaceuticals        7.3%          8.7%
Africa              0.0%            1.2%        Telecommunications &
Middle East         0.0%            0.4%        Utilities               5.6%         12.9%
Cash Equivalents &                              Energy                  3.2%          9.6%
Other               6.6%            0.0%        Cash Equivalents &
                    ----            ----        Other                   6.6%          0.0%
Net Assets        100.0%          100.0%                                ----          ----
                  ======          ======        Net Assets            100.0%        100.0%
                                                                      ======        ======
Market Capitalization:
  Developed Markets Small-Cap < $1.0 billion Developed
  Markets Large-Cap > $1.0 billion

By Asset Class
--------------
Cash Equivalents & Other:  6.6%
Emerging Markets:  7.2%
Developed Markets Small-Cap: 7.6%
Developed Markets Large-Cap: 78.6%

Masters' Select International Fund Stock Highlights
.................................................................................
Baycorp Advantage Ltd. - David Herro
.....................................
BCA is Australasia's largest credit bureau and is also involved in debt collections, both in terms of purchasing bad debt ledgers as well as acting as a debt collector for a fee. BCA also has operations in emerging Asia along with their partner Trans Union. This company was formed last year when Baycorp of New Zealand merged with Advantage of Australia.

The core business, the credit bureau, is very profitable earning high double digit returns on both sales and capital. It is also a growth business because the demand for credit in general is something that constantly
increases....especially  in an economically  fertile location like Australia/New
Zealand. Baycorp/Advantage is in an extremely strong position (near monopoly), and given the relatively small size of the market and their commercial dominance, it would make little sense for the large multinationals to try to compete with them.

The stock price cracked last year when it was revealed that there were a few hiccups with the merger integration of the two companies. Though the base business remains strong, there were systems and people integration expenses that the market didn't seem to expect. We have been a follower of Baycorp in New Zealand for years. We always have admired the business, but it was always too expensive until recently, as price has reacted to these merger problems.

The stock currently trades at under 10x's cashflow while the company earns 20% plus margins and we believe, has great growth potential. It fits with our value criteria of a high quality business selling at a low price.

PT Telekomunikasi Indonesia (PT Telekom) - Dan Jaworski
........................................................
PT Telekom's principal business activity is the provision of local, domestic and long distance telecommunication services in Indonesia. The company provides both fixed line and cellular services, as well as a wide range of telecommunication network services including data and Internet, telex, telegram, satellite, leased lines and other telecommunication resources for businesses and individuals. Compared to the other telecommunication service providers in Indonesia, PT Telekom is by far the largest. With 7.3 million fixed lines and 3.7 million cellular subscribers through its wireless division Telkomsel, the company boasts market share positions of 95% and 51% in fixed line and cellular services respectively. PT Telekoms's fixed line business delivers positive free cash flow of approximately $450-500 million per annum, which contributes to its substantial dividend yield of 6%. The cellular business, on the other hand, presents a tremendous growth opportunity for the company. With total wireless penetration in Indonesia at only 5.3% and growing at a current rate of 78% per year, we believe PT Telekom is uniquely positioned to capture a significant portion of this rapidly growing market.

In the recent past PT Telekom's valuation had been negatively affected by a perceived greater risk of terrorism in Indonesia. The company's sovereign risk has now subsided, and investors have sharpened their focus on PT Telekom's impressive average growth rate in revenues: 31% from 1999 to 2002. Already the commanding force in the Indonesian telecommunications sector, PT Telekom is proactively seeking to strengthen its market leadership position by increasing capital expenditures for its wireless network. The company already completed an overhaul five years ago to update its aged network. Now, as competitors remain distracted with restructuring exercises and in search of access to funding for capacity expansion, PT Telekom is expanding its wireless capacity by 50% in 2003.

Currently trading at a price to earnings multiple of only 6.6 times forward earnings, and with a return on invested capital higher than its global peers, we believe that significant multiple expansion is possible given PT Telekom's market position and industry growth prospects.

Golar LNG Ltd. - Ted Tyson
...........................
Golar LNG is a shipping company based in Norway that specializes in the ownership and operation of Liquid Natural Gas (LNG) tankers. It currently operates seven vessels on long-term contracts and is scheduled to take delivery of three additional vessels from now until October 2004.

Both the demand for and production of LNG is rising world-wide, with an enormous amount of production scheduled to come on line in 2007-2008. A number of countries are likely to become major importers of LNG, particularly the United States. Demand for natural gas continues to rise in the U.S., where production has been declining for some time. The shortfall has historically been made up by imports from Canada, but production there is stagnant and not expected to rise dramatically at any point in the near future. The U.S. currently imports only 1% of the natural gas it uses in the form of LNG, but the International Energy Agency expects that to rise to 12% by 2008.

Golar will benefit from this trend in several ways. First, as it controls three of the six LNG tankers scheduled to be built between now and the end of 2004, it will be increasing capacity by almost 50% while selling into a market that is likely to be critically short of capacity. Prices for long-term charters of vessels could easily double from current levels. Golar is also seeking to use the current shortage to increase the scope and profitability of those charters it does enter into by using its vessels as "floating platforms" for offshore LNG import facilities. This allows it to participate in the infrastructure of large LNG import facilities as opposed to being a simple operator of ships.

It has  entered  into one such  project  in Mexico (in Baja  California)  and we expect another such project to materialize in Livorno, Italy over the next several months. These types of contracts not only have additional revenues and higher margins than traditional shipping charters, but they also have implications for future demand for additional ships beyond those already under construction. The project in Mexico, for example, will eventually require an additional six LNG tankers, all of which are likely to be supplied over the next decade by Golar.

We believe that Golar LNG should earn pre-tax profits of 57-60 million Norwegian Kroner in 2003, up from 25 million Kroner in 2002, a rise of over 100%. We believe that it should grow pre-tax profits at least 50% per year in each of the next two years. It currently trades on a P/E (price/earnings multiple) of 6.7 times 2004 earnings.

Sogecable SA - Mark Yockey
...........................
We look for companies, of all sizes, that we believe are positioned for strong, sustainable growth in industries or themes that we think are compelling. We also look for strong management teams that have a U.S. approach to increasing shareholder value. This stock selection process led us to Sogecable.

Sogecable is the leader in Spain's pay television market, third in all of Europe, and has been a pioneer in digital television programming. The company's primary business, the provision of pay television network services, is less cyclical than other media businesses because of its minimal dependency on the advertising market and the nature of the pay TV product which is driven by top sport events and film hits.

We believe that Sogecable's recent merger with its main competitor, Via Digital, will strengthen the company's leadership position in the growing and underdeveloped digital TV market. In addition, we believe that there are some real synergies to be gained from this acquisition, including streamlined programming, strong bargaining power, and cost cutting potential in areas such as content, subscriber acquisition costs, and marketing/commercial expenses.

Overall, we believe Sogecable is a market leader in an under penetrated market and the company has strong growth prospects. The current management team is strong and we have confidence in its abilities to achieve solid results over the long-term. Moreover, at EUR 16.42 on June 30, 2003, we think the stock price is attractive.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions. Masters' Select International Fund


Maters' Select Internation Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2003 (Unaudited)
Shares                             Value        Shares                             Value
-------------------------------------------     ---------------------------------------------
COMMON STOCKS: 90.9%

Australia: 7.0%                                 Italy: 5.1%
1,858,500     Ansell Ltd.*       $ 7,300,156    432,600       Banco Popolare di
9,032,400     Baycorp Advantage    8,612,024                  Verona e Novara
              Ltd.                 1,038,200                  Scrl               $ 5,921,419
              News Corp. Ltd.                   1,656,900     Bulgari SpA          9,243,371
              (The)-Sponsored ADR  7,807,514    739,300       San Paolo-IMI SpA    6,879,575
1,067,200     QBE Insurance                                                      -----------
              Group Ltd.           6,678,447                                      22,044,365
                                 -----------                                     -----------
                                  30,398,141
                                 -----------    Japan: 10.7%
                                                1,339,000     Daiwa Securities     7,708,564
Belgium: 1.4%                                                 Co. Ltd.
266,200       Interbrew            5,924,905    2,801         NTT DoCoMo, Inc.     6,076,175
                                 -----------    2,014         Yahoo Japan Corp.*  32,767,094
                                                                                 -----------
Brazil: 0.8%                                                                      46,551,833
850,500       Telesp Celular                                                     -----------
              Participacoes SA*    3,316,950
                                 -----------    Mexico: 1.1%
                                                1,600,000     Wal-mart de Mexico
Canada: 3.7%                                                  SA de CV             4,717,546
328,500       Molson, Inc. -                                                     -----------
              Class A              8,841,575
156,700       Talisman Energy,                  Netherlands: 1.5%
              Inc.                 7,108,279    117,800       Unilever NV          6,330,536
                                 -----------    4,150         VNU NV                 128,074
                                  15,949,854                                     -----------
                                 -----------                                       6,458,610
                                                                                 -----------
Finland: 1.1%
552,100       Metso OYJ            4,921,662    Norway: 1.8%
                                                777,100       Golar LNG Ltd.*      8,079,474
France: 7.0%                                                                     -----------
125,900       Aventis SA           6,938,159
389,200       Euronext NV          9,665,355    Singapore: 1.2%
403,400       Vivendi Universal                 563,000       Venture Corp. Ltd.   5,147,977
              SA                   7,354,574                                     -----------
939,000       Wanadoo*             6,296,896
                                 -----------    South Korea: 3.6%
                                  30,254,984    28,400        Samsung Electronics
                                 -----------                  Co., Ltd.            8,440,352
                                                385,000       SK Telecom Co.,
Germany: 5.7%                                                 Ltd.                 7,261,100
633,000       Infineon                                                           -----------
              Technologies AG*     6,130,673                                      15,701,452
554,800       Jenoptik AG          7,147,379                                     -----------
70,850        Muenchener
              Rueckversicherungs-               Spain: 1.5%
              Gesellschaft AG      7,235,147    351,400       Sogecable SA*        6,636,930
65,700        Stada Arzneimittel                                                 -----------
              AG                   4,186,658
                                 -----------    Sweden: 3.5%
                                  24,699,857    900,100       Eniro AB             7,711,733
                                 -----------    7,086,100     Telefonaktibolaget
                                                              LM Erricsson
Hong Kong: 1.5%                                               AB - Class B         7,622,131
4,504,100     CNOOC Ltd.           6,584,477                                     -----------
                                 -----------
                                                                                  15,333,864
Indonesia: 1.8%                                                                  -----------
13,650,000    PT Telekomunikasi
              Indonesia*           7,652,273    Switzerland: 5.8%
                                 -----------    68,550        Ciba Specialty
                                                              Chemicals AG         4,158,849
Ireland: 1.2%                                   38,730        Nestle SA            8,009,052
437,000       Bank of Ireland      5,282,950    5,390         Serono SA - Class
                                 -----------                  B*                   3,174,341
                                                176,000       UBS AG               9,811,779
                                                                                 -----------
                                                                                  25,154,021
                                                                                 -----------


Masters' Select International Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2003 (Unaudited) - (Continued)
                                                Principal
Shares                             Value        Amount                             Value
-------------------------------------------     ----------------------------------------------
United Kingdom: 23.9%                           SHORT-TERM INVESTMENT: 6.4%
 5,439,400    Aegis Group Plc    $ 7,125,200
 1,326,500    BAE Systems Plc      3,124,416    Repurchase Agreement: 6.4%
   948,700    Cadbury Schweppes    5,613,823    $27,575,000 State Street Bank
              Plc                                  & Trust Co., 0.30%,
   272,769    Carnival Plc         8,300,334       06/30/03, due 07/01/03
 1,587,821    Compass Group Plc    8,575,588       [collateral: $19,220,000,
 1,198,000    Diageo Plc          12,811,733       US Treasury Bonds,
 3,114,600    EMI Group Plc        6,280,712       8.13%, due 05/15/21,
   327,700    GlaxoSmithKline Plc  6,624,448       value $28,148,286]
 5,906,121    Granada Plc          8,883,631       (proceeds $27,575,230)        $27,575,000
   933,400    Lloyds TSB Group     6,637,973                                     -----------
              Plc
   858,000    Nycomed Amersham     6,449,214    TOTAL SHORT-TERM INVESTMENT
              Plc                               (Cost $27,575,000)                27,575,000
31,754,000    Royal Doulton Plc*   1,695,305                                     -----------
   718,481    Smith & Nephew Plc   4,135,740
 3,199,300    Tesco Plc           11,594,215    TOTAL INVESTMENTS IN SECURITIES
   185,500    Willis Group                      (cost $405,067,585): 99.8%       432,640,902
              Holdings Ltd.*       5,704,125                                     -----------
                                 -----------
                                 103,556,457    Other Assets less Liabilities:     1,080,931
                                 -----------    0.2%

TOTAL COMMON STOCKS                             NET ASSETS: 100.0%              $433,721,833
(cost $368,671,652)              394,368,582                                     -----------
                                 -----------

PREFERRED STOCKS: 2.5%

Germany: 2.5%
43,144        Henkel KGaA          2,675,359
18,900        Porsche AG*          8,021,961
                                 -----------
                                  10,697,320
                                 -----------

TOTAL PREFERRED STOCKS
(cost $8,820,933)                 10,697,320
                                 -----------


 *Non-income producing security.
See accompanying Notes to Financial Statements.


Masters' Select Value Fund Review
.................................................................................

After a rocky first quarter Masters' Select Value rebounded very strongly in the second quarter and ended the first half of the year with a 13.85% return. This return was ahead of all the fund's benchmarks. The fund also reached a milestone on June 30th when it hit its three-year anniversary. Over its three year life, most of which was in an equity bear market, the fund returned 3.87% on an annualized basis, 3.3% higher than its Russell 3000 Value benchmark.

Comparison Chart
.................................................................................
The value of a hypothetical $10,000 investment in the Masters' Select Value Fund from its inception (6/30/00) to present as compared with the Russell 3000 Value Index and the Lipper Multi-Cap Value Index.

[LINE CHART]

Masters' Select Value Fund
As Of 6/30/03

                         Masters'           Russell                Lipper
                       Select Value       3000 Value             Multi-Cap
                          Fund               Index               Value Index
                         $11,207            $10,171                $10,478
-------------------------------------------------------------------------------
   30-Jun-00            $10,000.00             $10,000.00           $10,000.00
   31-Jul-00            $10,040.00             $10,139.00           $10,085.00
   31-Aug-00            $10,680.00             $10,695.63           $10,725.40
   30-Sep-00            $10,480.00             $10,783.34           $10,576.31
   31-Oct-00            $10,590.00             $11,028.12           $10,828.03
   30-Nov-00            $10,100.00             $10,630.00           $10,428.48
   31-Dec-00            $10,450.00             $11,200.83           $11,048.81
   31-Jan-01            $11,540.00             $11,261.32           $11,466.45
   28-Feb-01            $11,320.00             $10,968.52           $11,152.27
   31-Mar-01            $11,240.00             $10,595.59           $10,760.83
   30-Apr-01            $11,810.00             $11,112.66           $11,458.13
   31-May-01            $12,240.00             $11,364.92           $11,711.35
   30-Jun-01            $12,460.00             $11,162.62           $11,513.43
   31-Jul-01            $12,410.00             $11,123.55           $11,498.46
   31-Aug-01            $11,890.00             $10,705.31           $11,071.87
   30-Sep-01            $10,290.00              $9,921.68            $9,937.36
   31-Oct-01            $10,320.00              $9,859.17           $10,142.07
   30-Nov-01            $11,196.60             $10,441.85           $10,876.35
   31-Dec-01            $11,457.22             $10,715.42           $11,191.77
   31-Jan-02            $11,527.39             $10,648.99           $11,046.27
   28-Feb-02            $11,186.58             $10,669.22           $10,901.57
   31-Mar-02            $11,818.08             $11,196.28           $11,457.55
   30-Apr-02            $11,717.84             $10,871.59           $11,120.70
   31-May-02            $11,607.58             $10,892.24           $11,109.57
   30-Jun-02            $10,525.01             $10,297.53           $10,259.69
   31-Jul-02             $9,893.51              $9,297.64            $9,408.14
   31-Aug-02            $10,184.20              $9,359.93            $9,557.73
   30-Sep-02             $9,201.86              $8,345.32            $8,521.67
   31-Oct-02             $9,602.82              $8,927.82            $8,977.58
   30-Nov-02            $10,244.34              $9,500.09            $9,646.41
   31-Dec-02             $9,843.39              $9,087.79            $9,221.00
   31-Jan-03             $9,492.55              $8,865.14            $9,031.05
   28-Feb-03             $9,141.72              $8,624.89            $8,798.95
   31-Mar-03             $9,111.65              $8,644.73            $8,832.39
   30-Apr-03            $10,114.03              $9,409.79            $9,599.92
   31-May-03            $11,076.32             $10,042.13           $10,402.47
   30-Jun-03            $11,206.63             $10,170.66           $10,478.41

The hypothetical $10,000 investment at Fund inception includes changes in share price and reinvestment of dividends and capital gains. Indices are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.
--------------------------------------------------------------------------------
Investment Performance                                 Three Year     Average
As of June 30, 2003                   Year to 12 Month  Average     Annual Total
                                      Date     Total  Annual Total Return Since
                                      Return   Return    Return     Inception(1)
--------------------------------------------------------------------------------
Masters' Select Value Fund            13.85%    6.48%    3.87%       3.87%
--------------------------------------------------------------------------------
Russell 3000 Value Index(2)           11.92%   -1.23%    0.57%       0.57%
--------------------------------------------------------------------------------
Lipper Multi-Cap Value Fund Index(3)  13.64%    2.14%    1.57%       1.57%
--------------------------------------------------------------------------------
Past performance is no guarantee of future results, and investors may have a gain or loss when they sell shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Indices are unmanaged, do not incur fees, expense, or taxes and cannot be invested in directly. Investing in foreign equities subjects investors to economic, political, and market risks and fluctuations in currency rates.
(1)  The inception date of the Masters' Select Value Fund is June 30, 2000.
(2) The Russell 3000 Value Index is a broad based index that measures the performance of those companies within the 3,000 largest U.S. companies, based on total market capitalization, that have lower price-to-book ratios and lower forecasted growth rates.
(3) The Lipper Multi-Cap Value Fund Index measures the performance of mutual funds that invest in a variety of market capitalization ranges without concentrating 75% or more of their assets in any one market capitalization range over an extended period of time. Value Funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on a price-to-earnings, price-to-book value, asset value or other factors.
--------------------------------------------------------------------------------
Long-Term Performance Analysis
.................................................................................
Now that Masters' Select Value has hit its three-year anniversary we believe it's fair to begin to evaluate the fund's long-term performance. Still, with only three years of history there is a limited amount of analysis to share but there are a few points we would like to make.

o As depicted in the earlier table, the fund beat its benchmarks by a very comfortable margin.

o The fund had a strong peer group showing, falling in the top 28.2% of its Lipper category over the full three years.1

o Each of Masters' Select Value's stock pickers have outperformed their benchmarks. In measuring manager performance we use the Russell 3000 Value Index for Mason Hawkins, Bill Nygren and David Winters. We use the S&P 500 for Bill Miller. The reason for using the S&P for Miller is that though he has a value oriented discipline, he applies his value assessments to a much broader universe than most value investors. And as a result, at times he buys stocks that are not found in typical value indexes. For this reason we believe a core equity index is more appropriate.

o Like the other Masters' Select funds, Value Fund's performance has come in bursts and it has also tended to follow periods of underperformance (compared to its benchmarks) with periods of outperformance.


(1) At June 30, 2003, the Masters' Select Value Fund's ranking in Lipper's Multi-cap Value Fund category was 31st of 492 funds for the twelve months and 94th of 333 funds since inception (6/30/00).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        CURRENT MASTERS' SELECT MANAGERS' PERFORMANCE versus BENCHMARKS
--------------------------------------------------------------------------------
Masters' Select Value      Annualized Performance Margin
                           (Net of Allocated Expenses)
--------------------------------------------------------------------------------
Manager 1                        12.87%
--------------------------------------------------------------------------------
Manager 2                         5.69%
--------------------------------------------------------------------------------
Manager 3                         5.39%
--------------------------------------------------------------------------------
Manager 4                         0.64%
--------------------------------------------------------------------------------
Benchmarks:
     Bill Miller : S&P 500
     Mason Hawkins, Bill Nygren and David Winters: Russell 3000 Value
--------------------------------------------------------------------------------
Volatility and Manager Diversification
.................................................................................
It is worth noting that each manager's long-term relative performance advantage has been volatile. At any point in time one or more managers is usually underperforming and because of the concentration within their individual portfolios, this underperformance is sometimes material. Even the Masters occasionally make mistakes and with a concentrated portfolio these mistakes can be very costly. However, the manager diversification built into the fund has been fairly effective in mitigating the fund level impact of these occasional mistakes and blow-ups. More often than not one or more of the other managers are outperforming which has helped to offset the temporary struggles of any other Masters. However, there have been a few short-term periods when the fund has had one or two underperforming managers without the offsetting benefit of a manager experiencing significant outperformance. In recent months we have given quite a bit of thought to the level of manager diversification that is optimal. We view the diversification in Masters' Select Value across four managers as quite
acceptable   but  believe   there  are   benefits  to  be  gained  from  further
diversification. For this reason we are open to adding a fifth manager to increase the level of portfolio diversification and we would possibly consider going as high as six managers. However, we are sensitive to the risks of "diworsification" and therefore no manager will be added unless we have a high degree of confidence in their ability to deliver strong long-term returns and if we believe there will be an added diversification benefit for the overall fund. We are in the midst of due diligence on several candidates.

Portfolio Comments
.................................................................................
Asset allocation and sector exposure: The fund's diversification mix is not materially different from six months ago though there have been changes at the margin. The biggest changes are:

o Foreign exposure is now over 16% compared to 13.6% at the beginning of the year.

o With respect to sectors, exposure to consumer staples has declined from almost 13% to just over 6%. The finance sector now makes up almost 34% of assets, up from 29% and companies in the consumer discretionary sector are now 25% of assets up from 22%.

The fund continues to be quite eclectic with interesting diversification. From a market cap standpoint, the U.S. equity portion is 75.4% of the fund with almost half equally split between stocks of large companies and middle sized companies. There is a tiny (less than 3%) allocation to stocks of small companies. Notes and bonds are 3.7% (down from just over 5%). These are all "distressed" securities, an area that David Winters' team specializes in. (Distressed securities are usually corporate bonds or notes that are in default and are bought at a deep discount to their intrinsic value based on an assessment of the assets backing the notes.) The rest of the portfolio is in foreign stocks and cash. The biggest sector overweights (as opposed to the largest weighted sectors) are in consumer discretionary stocks, industrials and telecommunications. The biggest underweights are in consumer staples, energy and utilities. Please see page 39 for data on the sector and market cap allocations.

Given the flexibility of the fund's stock pickers, we wouldn't be surprised if these allocations look quite different at other points in time, depending on where the opportunities lie.

Several factors impacted performance during the first half of 2003.

Manager performance: During the period, the managers' performance was mixed with two beating their benchmarks and two trailing. As mentioned earlier, over the fund's life all four have outreturned their benchmarks.

Individual stock performance: The fund had a number of significant winners in the first half. Of these, Fairfax Financial up 97% (financial services) was the biggest contributor to the fund's profit, adding $3.3 million to the bottom line. In addition, Home Depot up 44% and 56% (two managers held this stock during the period and experienced different returns because they bought and sold at different times during the period), Capital One up 66% (financial products) and Providian up 43% (consumer lending) were the next three largest contributors to the fund's positive first half, collectively producing over $6 million of profit. Capital One was profiled in the 2002 Annual Report.

On the losing side, the fund's worst loss was in Fleming Companies which filed for bankruptcy. This stock was held by Mason Hawkins. Hawkins and his team at Southeastern Asset Management, in this instance, erred in their assessment of Fleming's management team who ultimately allowed the firm to run out of cash. The Fleming position resulted in a loss in excess of $3.3 million during the first half. As we've noted in the past no investor is perfect and the Masters will make mistakes at times. But we must also note that despite the Fleming experience, Hawkins has soundly beaten his benchmarks during his tenure as manager for Masters' Select Value (and his longer tenure on Masters' Select Equity) and has contributed greatly to the fund's success. He also contributed two of the fund's seven biggest winners during the period.

Sector exposure and performance: None of the fund's stock pickers make decisions based on top-down sector analysis but it is interesting to observe the impact of sector exposure on the fund's performance. In this period the value of bottom-up stock picking as opposed to sector allocations was quite apparent. The fund benefited from its heavy weighting in the consumer discretionary sector as the sector performed well and the managers' picks within the sector outperformed the sector's benchmark (e.g., the performance of consumer discretionary stocks within the Russell 3000 Value Index). The fund was underweight to three strong sectors, finanicals, energy and health care. However, in the case of health care and financials the stocks the fund did own performed extremely well--far better than the benchmark performance for their respective sectors. These two sectors made a substantial contribution to the fund's performance. David Winters' distressed bond and note holdings also performed well during the quarter, returning 13.2%. Despite our discussion of sector performance, we want to re-emphasize that tactical sector moves don't factor in to the stock picking of this fund. Sector exposure is purely a derivative of stock picking.

In Closing
.................................................................................
As mentioned in the general discussion that started on page 4, we believe that the strong stock market returns delivered during the last three months have, on average, brought stocks back up to a fair value range. Though there are many factors that can't be anticipated that could materially influence returns in coming years, valuations are one factor that we are confident in our ability to assess. As we write this our broad-based analysis of market-level stock values suggests that long-term equity returns are likely to fall in a mid-single digit range or a bit higher. Though there are obviously no guarantees, we continue to believe that the quality of the Masters' Select Value stock pickers coupled with their focus on their highest conviction stocks will continue to result in better than benchmark performance. We also believe that the mix of stock picking styles, the long-term investment horizon and the ongoing evaluation and monitoring by Litman/Gregory will contribute to the success of Masters' Select Value. We thank you for your continued trust and confidence.

Masters' Select Value Fund Managers
.................................................................................
                                              MARKET
                                TARGET        CAPITALIZATION
INVESTMENT                      ASSET         OF COMPANIES     STOCK-PICKING
MANAGER          FIRM           ALLOCATION    IN PORTFOLIO     STYLE
.................................................................................
Mason            Southeastern    25%          All sizes        Value
Hawkins          Asset
                 Management
--------------------------------------------------------------------------------
Bill Miller      Legg Mason      25%          All sizes but    Eclectic, may
                 Funds                        mostly large     invest in
                 Management                   and mid-sized    traditional value
                                              companies        stocks or growth
                                                               stocks
--------------------------------------------------------------------------------
Bill Nygren      Harris          25%          Mostly large     Value
                 Associates                   and mid-sized
                                              companies
--------------------------------------------------------------------------------
David Winters    Franklin Mutual 25%          All sizes        Value
                 Advisers
--------------------------------------------------------------------------------
Portfolio Composition
.................................................................................
The fund holds 44 securities, exclusive of cash equivalents.


By Asset Class


Cash Equivalents & Other 4.5%
Bonds & Notes 3.7%
Small-Cap Domestic 2.0%
Foreign Equities  16.3%
Large-Cap Domestic 37.4%
Mid-Cap Domestic 36.1%

                           Sector Weights
                        -----------------------------
                                 Russell 3000
                                    Value
                           Fund     Index
                          ------ ------------
Finance                    33.7%     34.0%
Consumer Discretionary     25.3%     13.9%
Industrials                17.8%     12.4%
Consumer Staples            6.3%      5.1%
Telecommunications &        5.4%     14.0%
Utilities
Technology                  1.7%      6.2%
Healthcare &                1.6%      4.0%
Pharmaceuticals
Energy                      0.0%     10.4%
Bonds & Notes               3.7%      0.0%
Cash Equivalents & Other    4.5%      0.0%
                            ----      ----
Net Assets                 100.0%   100.0%
                           ======   ======

Market Capitalization:
  Small-Cap Domestic < $1.3 billion
  Mid-Cap Domestic $1.3-$10.8 billion
  Large-Cap Domestic > $10.8 billion

Masters' Select Value Fund Stock Highlights
.................................................................................
Tyco International Ltd. - Bill Miller
......................................
Tyco International Ltd. is a diversified manufacturing and service company. Tyco is the world's largest manufacturer and servicer of electrical and electronic components; the world's largest designer, manufacturer, installer and servicer of undersea telecommunications systems; the world's largest manufacturer, installer and provider of fire protection systems and electronic security services and the world's largest manufacturer of specialty valves. Tyco also holds strong leadership positions in medical device products, and plastics and adhesives. Tyco operates in more than 100 countries and had fiscal (Sept. year end) 2002 revenues from continuing operations of approximately $36 billion.

One year ago Tyco was trading at $13.51 or 41% below its current price. At that time, there was a cloud of uncertainty surrounding the company relating to an accounting investigation and management turmoil. We believe this unusual situation created a unique buying opportunity to buy a leading company in a recovering sector of the economy at a very attractive valuation level.

During the past twelve months, the following events have transpired at the company:

o On July 25, 2002, the stock reached a new 52-week intra-day low of $7.00. The company announced the hiring of Motorola COO and former General Instruments CEO Ed Breen. The stock price bottomed at 4.6x 2003 EBITDA (earnings before interest, taxes, depreciation and amortization), less than half sales with a 14.9% EBIT (pre-tax) margin, and 5.6x the most bearish EPS (earnings per share) estimate in our range of $1.50 to $2.00 and 3.5x our then-current EPS estimate of $2.04. The free cash flow (FCF) yield on our estimate surpassed 15%.

o Under Breen's guidance, the new management team has stressed their commitment to a cultural change at Tyco characterized by stable operations, reliable fundamentals and most important, strong corporate governance.

o Tyco accomplished the sale of CIT in the largest-ever IPO. Proceeds of $4.6 billion helped alleviate near-term liquidity concerns.

o We consulted with leading investment firms and accounting experts to assess the possibility of large-scale fraud and believed the probability of such an event was low.

o In mid-August 2002, CFO Mark Swartz left the company as the accounting investigation continued. In early September, Tyco hired United Technologies' well-respected CFO David Fitzpatrick as the company's new CFO.

o When the company pre-announced fiscal fourth quarter results in early October, Tyco's fourth quarter free cash flow nearly tripled from third quarter levels. Capital expenditures were reigned in, ADT customer acquisition costs slowed, and cash outflows from past acquisitions had begun to dissipate.

o A new compensation plan of the senior management team consists of a significant portion of deferred share units, which vest over several years and are tied to earnings before interest and taxes and free cash flow generation.

o Free cash flow, which we originally estimated to be close to $4bln, is now expected to be close to $2bln primarily because of a definitional change relating to customer acquisition costs and the run-off of purchase accounting liabilities. We believe operating cash flow will still be well above $5bln and rising from that level.

o The company's fundamentals have stabilized and returned to what we believe are normalized for an economically sensitive company at this point in the economic cycle.

One year ago we believed Tyco was significantly mis-priced because of the ongoing questions surrounding Tyco's accounting and management team. After rising over 40%, Tyco is trading today at under 12x fiscal year 2004's estimates, pays a modest dividend, and has stable fundamentals in an improving economic environment. Based on a variety of valuation measures, including comparable trading multiples for the separate businesses and multiples for similarly situated conglomerates, we believe the company continues to be attractively priced at the current level. We believe fair value for the company is in the range of $22-30 per share.

Most portfolio managers don't focus on the critical investment question, which is: "What is the stock price discounting?" We try to buy companies whose shares trade at large discounts to our assessment of their intrinsic value. Bargain prices do not occur when the consensus is cheery, the news is good, and investors are optimistic. Our research efforts are usually directed at precisely the area of the market that the news media claims has the least promising outlook.

Every purchase and sale we make is made with the ultimate goal of improving the risk-adjusted return potential of the portfolio. The stocks we are buying are usually controversial, and those we are selling are usually considered to have the greatest opportunity for near-term gain. While our investment approach does not always link up well with results of the major indices over short time periods, it has over the long term, and we are confident, will continue to do so.

YUM! Brands, Inc. - Bill Nygren
................................
YUM Brands (formerly Tricon Global Restaurants) owns and operates KFC, Pizza Hut, and Taco Bell - chains that each hold the leading market share in their respective fast food categories. In 2002, YUM broadened its distribution by acquiring Long John Silver's and A&W, an acquisition that allows the company to pursue its goal of accelerating sales growth through multi-branding (i.e., selling A&W hamburgers at Taco Bell). Outside the United States, YUM is rapidly expanding its store base and has become the second largest quick-service restaurant company. Since being spun-off from PepsiCo in 1997, YUM has achieved 10% compound annual EPS (earnings per share) growth, cut its debt in half, and reduced the number of shares outstanding. How does a company with such strong fundamentals become a value stock? We would argue that YUM's diversification is a positive. When one division is weak, another with stronger results often offsets that weakness. The market, however, seems to treat each divisional shortfall as a new issue to worry about. Recent results have been somewhat weak at KFC, and SARS has caused sales in China to decrease. However, this management team gives earnings guidance that can be achieved despite such weakness. As stated at a recent analyst conference, they project low double-digit EPS growth rather than the possible mid-teens growth because "surprises happen and they're never good!" YUM is expecting to earn about $2.00 per share this year, so at $30, it sells at fifteen times earnings, or about 75% of the S&P 500 multiple.

The percentage of meals eaten away from home keeps increasing and YUM has maintained market share leadership in the chicken, pizza, and Mexican categories for years. We see no reason for that to change. We believe YUM will continue achieving above-average sales and earnings growth. We also expect earnings to be less cyclical than they are at most companies. With its strong brands and superior outlook, we believe YUM deserves to sell at an above-average PE multiple.

White Mountains Insurance Group Ltd. - David Winters
.....................................................
Among our insurance holdings, White Mountains (WTM) continues to be one of the top performers. This well-capitalized, Bermuda-based property and casualty (P&C) insurer has benefited from a number of factors, including:

o    the strong pricing environment for both primary and reinsurance risks

o solid returns from its investment portfolio, which is primarily invested in government securities and high-grade corporate bonds

o a well-executed turnaround at its OneBeacon Insurance Group operating subsidiary, which was acquired in mid-2001.

White Mountains is led by one of the industry's strongest management teams, whose decisions are driven by four key operating principles: 1) underwriting comes first - don't insure unprofitable risks; 2) maintain a disciplined balance sheet; 3) invest for total return; and 4) think like owners. Management's adherence to these principles has generated and, we believe, should continue to generate solid returns for shareholders over time.


In keeping with Southeastern Asset Management's disclosure policies, Mason Hawkins has not contributed commentary on his holdings for this report.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

This page was left blank intentionally.


Masters' Select Value Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2003 (Unaudited)

Shares                               Value      Shares                               Value
---------------------------------------------------------------------------------------------
COMMON STOCKS: 91.8%
Consumer Discretionary: 25.3%                   Industrials: 17.8%
200,000       AOL Time Warner,                   61,000       Dun & Bradstreet
              Inc.*              $ 3,218,000                  Corp.*             $ 2,507,100
125,000       Comcast Corp. -                    44,000       FedEx Corp.          2,729,320
              Special Class A*     3,608,125    120,000       Republic Services,
130,000       Disney (Walt) Co.    2,567,500                  Inc.*                2,720,400
135,000       Eastman Kodak Co.    3,692,250     11,060       Total SA*            1,674,185
250,000       Hilton Hotels Corp.  3,197,500    360,000       Tyco International
245,000       Home Depot, Inc.     8,114,400                  Ltd.                 6,832,800
              (The)                             303,000       Vivendi Universal
 37,000       Knight Ridder, Inc.  2,550,410                  SA                   5,587,320
252,000       KT&G Corp. 144A GDR  2,079,000    187,000       Waste Management,
246,000       Toys R US, Inc.*     2,981,520                  Inc.                 4,504,830
  3,770       Washington Post Co.-                                               -----------
              Class B              2,763,033                                      26,555,955
 96,000       YUM! Brands, Inc.*   2,837,760                                     -----------
                                 -----------
                                  37,609,498    Technology: 1.7%
                                 -----------    3,650,000     Comdisco, Inc.
                                                              Contingent Equity
Consumer Staples: 6.3%                                        Distribution*           13,505
 18,900       Groupe Danone        2,619,637     60,000       First Data Corp.     2,486,400
114,600       Imperial Tobacco                                                   -----------
              Group Plc*           2,051,445                                       2,499,905
143,000       Kroger Co. (The)*    2,385,240                                     -----------
 11,000       Nestle SA            2,274,711
                                 -----------    Telecommunications: 5.4%
                                   9,331,033     35,476       NTL, Inc.*           1,215,053
                                 -----------    185,000       Sprint Corp.         2,664,000
                                                 84,000       Telephone & Data
Finance: 33.7%                                                Systems, Inc.        4,174,800
170,000       Aon Corp.            4,093,600                                     -----------
 80,000       Bank One Corp.       2,974,400                                       8,053,853
  1,661       Berkshire Hathaway,                                                -----------
              Inc. -
              Class B*             4,036,230    TOTAL COMMON STOCKS
110,000       Capital One          5,409,800    (cost $123,816,532)              136,550,760
              Financial Corp.                                                    -----------
 45,000       Fairfax Financial
              Holdings Ltd.        6,804,352    PREFERRED     STOCK: 0.0%
 59,900       Hudson City Bancorp, 1,531,643
              Inc.                              Telecommunications: 0.0%
 49,220       Leucadia National    1,731,486    59            NTL Europe, Inc.*          177
              Corp.^                                                             -----------
111,500       Mony Group, Inc.     3,004,925    TOTAL PREFERRED STOCK
675,000       Providian Financial               (cost $0)                                177
              Corp.*               6,250,500                                     -----------
200,000       UnumProvident Corp.  2,682,000
231,000       Washington Mutual,   9,540,300
              Inc.
  5,400       White Mountains
              Insurance Group Ltd. 2,133,000
                                 -----------
                                  50,192,236
                                 -----------

Healthcare & Pharmaceuticals: 1.6%
 52,000        Guidant Corp.       2,308,280
                                 -----------




Masters' Select Value Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2003 (Unaudited) - (Continued)

Principal
Amount                                  Value
---------------------------------------------
BONDS AND NOTES: 3.7%
$ 1,000,000 Level 3 Communications,
       6.26%, 01/30/08++             $  945,000
2,750,000 Pacific Gas & Electric Co.,
       1.00%, 10/31/49 +              2,791,250
1,586,000 Qwest Services Corp.,
       13.50%, 12/15/10               1,800,110
                                   ------------
TOTAL BONDS AND NOTES
  (cost $5,039,088)                   5,536,360
                                   ------------
SHORT-TERM INVESTMENT: 4.0%

Repurchase Agreement: 4.0%
5,988,000 State Street Bank &
  Trust Co., 0.30%, 06/30/03,
  due 07/01/03 [collateral:
  $4,180,000, US Treasury
  Bonds, 8.13%, due 05/15/21,
  value $6,121,740]
(proceeds $5,988,050)                 5,988,000
                                   ------------
TOTAL SHORT-TERM INVESTMENT
  (cost $5,988,000)                   5,988,000
                                   ------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $134,843,620): 99.5%        148,075,297
                                   ------------
Other Assets less Liabilities: 0.5%     748,055
                                   ------------
NET ASSETS: 100.0%                 $148,823,352
                                   ============

+    Bond is in default and non-income producing.
++ Security is restricted. On June 30, 2003, this security was valued at $945,000 or 0.6% of net assets.
*    Non-income producing security.
^    Board valued security and illiquid.


See accompanying Notes to Financial Statements.


Masters' Select Funds Trust
STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2003 (Unaudited)
Equity Fund  International Value Fund

                                           Equity     International   Value
                                            Fund         Fund          Fund
---------------------------------------------------------------------------------

ASSETS
Investments in securities, at cost        $409,428,398 $377,492,585  $128,855,620
Repurchase agreements, at cost              20,112,000   27,575,000     5,988,000
                                          ------------ ------------  ------------
Total investments at cost                 $429,540,398 $405,067,585  $134,843,620
                                          ============ ============  ============
Investments in securities, at value       $472,423,171 $405,065,902  $142,087,297
Repurchase agreements, at value             20,112,000   27,575,000     5,988,000
Cash                                             5,111    3,467,087       559,861
Receivables:
Securities sold                              2,776,650    2,262,121             -
Dividends and interest                         641,064      318,515       217,795
Fund shares sold                               281,750      671,185        69,265
Foreign taxes withheld                          33,259      428,137        43,563
Unrealized gain on forward exchange
    contracts                                        -            -        68,140
Prepaid expenses                                18,355       12,126        13,169
                                          ------------ ------------  ------------
Total assets                               496,291,360  439,800,073   149,047,090
                                          ------------ ------------  ------------
LIABILITIES
Payables:
Advisory fees                                  444,120      318,286       133,811
Securities purchased                         2,948,893    5,436,247             -
Fund shares redeemed                             1,400      176,326        10,750
Unrealized loss on forward exchange
    contracts                                        -        6,196             -
Accrued expenses                               171,712      141,185        79,177
Total liabilities                            3,566,125    6,078,240       223,738
                                          ------------ ------------  ------------
NET ASSETS                                $492,725,235 $433,721,833  $148,823,352
                                          ============ ============  ============
Number of shares issued and outstanding
(unlimited number of shares authorized,
$0.01 par value)                            43,229,464   36,551,836    13,309,306
                                          ============ ============  ============
Net asset value, offering and
redemption price per share                      $11.40       $11.87        $11.18
                                          ============ ============  ============
COMPONENTS OF NET ASSETS
Paid-in capital                           $508,355,456 $483,434,269  $149,598,693
Accumulated net investment income (loss)      (725,838)   3,391,392       103,068
Accumulated net realized loss on
    investments                            (77,900,420) (80,661,205)  (14,180,322)
Net unrealized appreciation
   (depreciation) on:
Investments                                 62,994,773   27,573,317    13,231,677
Foreign currency                                 1,264      (15,940)       70,236
                                          ------------ ------------  -------------
Net assets                                $492,725,235 $433,721,833  $148,823,352
                                          ============ ============  =============

See accompanying Notes to Financial Statements.
Masters' Select Funds Trust


STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2003 (Unaudited)

                                              Equity     nternational   Value
                                               Fund        Fund          Fund
-------------------------------------------------------------------------------
INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheld
of $14,670, $706,741 and $30,905,
respectively)                               $ 1,941,583  $ 5,376,271  $ 802,431
Interest                                         79,573       53,635    407,458
                                              ---------    ---------  ---------
Total income                                  2,021,156    5,429,906  1,209,889
                                              ---------    ---------  ---------
Expenses
Advisory fees                                 2,422,828    1,957,203    738,388
Transfer agent fees                              92,692       60,984     26,373
Administration fees                              69,751       56,314     21,121
Reports to shareholders                          54,548       24,795     12,397
Professional fees                                36,748       33,167     24,831
Fund accounting fees                             34,712       28,761     29,655
Custody fees                                     33,026      113,774     19,279
Trustee fees                                     15,661       12,893     10,827
Registration expense                             11,901       19,305      7,587
Insurance expense                                 9,112        6,163      2,605
Miscellaneous                                    13,260        9,144      4,665
                                              ---------    ---------  ---------
Total expenses                                2,794,239    2,322,503    897,728
Less: fees waived                               (47,046)    (344,310)   (16,254)
Less: expenses paid indirectly                     (199)        (238)      (403)
Net expenses                                  2,746,994    1,977,955    881,071
                                              ---------    ---------  ---------
Net investment income (loss)                   (725,838)   3,451,951    328,818
                                              ---------    ---------  ---------
REALIZED AND UNREALIZED GAIN (LOSS)
FROM INVESTMENTS AND FOREIGN
CURRENCY:
Net realized gain (loss) on:
Investments                                 (11,292,359) (8,551,487)   (101,019)
Foreign currency transactions                       379    (515,683) (1,129,567)
                                            -----------  ----------  -----------
Net realized loss                           (11,291,980) (9,067,170) (1,230,586)
                                            -----------  ----------  -----------
Net unrealized appreciation (depreciation) on:
Investments                                  63,311,790  48,011,746  18,093,975
Foreign currency translations                    (1,040)    (40,975)    420,196
                                            -----------  ----------  -----------
Net unrealized appreciation                  63,310,750  47,970,771  18,514,171
                                            -----------  ----------  -----------
Net realized and unrealized gain on
investments and foreign currency             52,018,770  38,903,601  17,283,585
                                            -----------  ----------  -----------
Net increase in net assets
resulting from operations                  $ 51,292,932 $42,355,552 $17,612,403
                                            ===========  ==========  ===========

See accompanying Notes to Financial Statements.


Masters' Select Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS
                                                    Six Months        Year
                                                     Ended            Ended
                                                    June 30,       December 31,
                                                      2003#           2002
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss                             $    (725,838)  $   (1,383,039)
Net realized loss on investments and
foreign currency                                  (11,291,980)     (43,024,807)
Net unrealized appreciation (depreciation)
on investments and foreign currency                63,310,750      (55,910,097)
                                                  -----------      -----------
Net increase (decrease) in net assets resulting
from operations                                    51,292,932     (100,317,943)
                                                  -----------      -----------
CAPITAL SHARE TRANSACTIONS
Net increase in net assets
from capital share transactions (a)                10,249,880       22,622,921
                                                  -----------      -----------
Total increase in net assets                       61,542,812      (77,695,022)

NET ASSETS
Beginning of period                               431,182,423      508,877,445
                                                  -----------      -----------
End of period                                   $ 492,725,235   $  431,182,423
                                                  ===========      ===========
Accumulated net investment loss                    $ (725,838)  $            -
                                                  ===========      ===========

(a) A summary of capital share transactions is as follows:

                         Six Months Ended                 Year Ended
                          June 30, 2003#                December 31, 2002
                     -------------------------     -----------------------------
                      Shares           Value         Shares            Value
                     ---------      ----------     ----------       -----------
Shares sold          4,217,870    $ 44,231,390     10,339,644     $ 114,037,793
Shares redeemed*    (3,296,491)    (33,981,510)    (8,436,333)      (91,414,872)
                    -----------    ------------    -----------      ------------
Net increase           921,379    $ 10,249,880      1,903,311     $  22,622,921
                    ===========    ============    ===========      ============

# Unaudited.
* Net of redemption fee proceeds of $27,419 and $95,821, respectively.


See accompanying Notes to Financial Statements.


Masters' Select International Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                       Six Months            Year
                                                         Ended              Ended
                                                     June 30, 2003#    December 31, 2002
                                                    ----------------   -----------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income                                 $   3,451,951       $  1,524,573
Net realized loss on investments and
foreign currency                                         (9,067,170)       (39,627,085)
Net unrealized appreciation (depreciation)
on
investments and foreign currency                         47,970,771        (14,981,552)
                                                        -----------        -----------
Net increase (decrease) in net assets resulting
from operations                                          42,355,552        (53,084,064)
                                                        -----------        -----------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                        -           (997,517)
Return of capital                                                 -            (35,994)
                                                        -----------        -----------
Total distributions                                               -         (1,033,511)
                                                        -----------        -----------
CAPITAL SHARE TRANSACTIONS
Net increase in net assets
from capital share transactions (a)                      55,399,657        111,219,577
                                                        -----------        -----------
Total increase in net assets                             97,755,209         57,102,002
NET ASSETS
Beginning of period                                     335,966,624        278,864,622
                                                        -----------        -----------
End of period                                         $ 433,721,833       $335,966,624
                                                        ===========        ===========
Accumulated net investment income (loss)              $   3,391,392       $    (60,559)
                                                        ===========        ===========

(a)A summary of capital share transactions is as follows:

                                  Six Months Ended            Year Ended
                                   June 30, 2003#         December 31, 2002
                                ---------------------------------------------
                                 Shares       Value      Shares       Value
                                 ------       -----      ------       -----
Shares sold                     7,763,504 $82,662,438  16,262,383  $194,223,191
Shares issued in reinvestment
of distribution                         -           -      90,714       951,779
Shares redeemed*               (2,611,694)(27,262,781) (7,216,595)  (83,955,393)
                               ---------- ------------ -----------  ------------
Net increase                    5,151,810 $55,399,657   9,136,502  $111,219,577
                               ========== ============ =========== =============

# Unaudited.
* Net of redemption fee proceeds of $105,647 and $163,985, respectively.

See accompanying Notes to Financial Statements.

Masters' Select Value Fund
STATEMENTS OF CHANGES IN NET ASSETS
                                                     Six Months       Year
                                                        Ended        Ended
                                                       June 30,    December 31,
                                                       2003#          2002
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income                            $     328,818    $    828,230
Net realized loss on investments and
foreign currency                                    (1,230,586)    (13,163,081)
Net unrealized appreciation (depreciation) on
investments and foreign currency                    18,514,171     (11,292,235)
                                                    ----------     -------------
Net increase (decrease) in net assets resulting
from operations                                     17,612,403     (23,627,086)
                                                    ----------     -------------
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets
from capital share transactions (a)                 (6,723,652)      1,014,088
                                                    ----------     -------------
Total increase (decrease) in net assets             10,888,751     (22,612,998)
NET ASSETS
Beginning of period                                137,934,601     160,547,599
                                                   -----------     -------------
End of period                                    $ 148,823,352    $137,934,601
                                                   ===========     =============
Accumulated net investment income (loss)             $ 103,068    $   (225,750)
                                                   ===========     =============

(a) A summary of capital share transactions is as follows:

                             Six Months Ended               Year Ended
                              June 30, 2003#             December 31, 2002
                          ----------------------      ------------------------
                          Shares           Value      Shares             Value
                          ------           -----      ------             -----
Shares sold              1,319,537     $ 13,199,619   4,042,720   $  42,963,163
Shares redeemed*        (2,061,991)     (19,923,271) (4,039,202)    (41,949,075)
                        -----------     ------------ -----------    ------------
Net increase (decrease)   (742,454)    $ (6,723,652)      3,518   $   1,014,088
                        ===========     ============ ===========    ============

# Unaudited.
* Net of redemption fee proceeds of $9,103 and $64,198, respectively.

See accompanying Notes to Financial Statements.

Masters' Select Equity Fund
FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period

                                                       Year Ended December 31,
                                 Six Months Ended   --------------------------------
                                   June 30, 2003#   2002     2001    2000     1999    1998
-------------------------------------------------------------------------------------------

Net asset value,
 beginning of period                 $10.19        $12.59   $12.98  $14.38   $13.57  $11.84
                                  ---------------------------------------------------------
Income from investment operations:
 Net investment income (loss)         (0.02)        (0.03)   (0.04)  (0.05)   (0.01)   0.03
 Net realized and unrealized gain
(loss)
  on investments and foreign currency  1.23         (2.37)   (0.29)   0.42     3.52    1.73
                                  ---------------------------------------------------------
 Total from investment operations      1.21         (2.40)   (0.33)   0.37     3.51    1.76
                                  ---------------------------------------------------------
Less distributions:
 From net investment income               -             -        -       -    (0.02)  (0.02)
 From net realized gain                   -             -    (0.06)  (1.77)   (2.68)  (0.01)
                                  ---------------------------------------------------------
 Total distributions                      -             -    (0.06)  (1.77)   (2.70)  (0.03)
                                  ---------------------------------------------------------
Redemption fee proceeds++                 -^            -^       -^      -^       -^    N/A
                                  ---------------------------------------------------------
Net asset value, end of period       $11.40         $10.19  $12.59  $12.98   $14.38  $13.57
                                  ---------------------------------------------------------
Total return                          11.87%+       (19.06)% (2.55)%  3.17%   26.45%  14.90%
                                  ---------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period           $492.7         $431.2  $508.9  $469.0   $449.2  $405.5
(millions)                        ---------------------------------------------------------
Ratio of total expenses to average net assets:

Before fees waived                     1.27%*         1.27%   1.28%   1.26%    1.28%   1.38%
                                  ---------------------------------------------------------
After fees waived                      1.25%*         1.25%   1.26%   1.24%    1.26%   1.38%
                                  ---------------------------------------------------------
Ratio of net investment income
(loss) to
average net assets:                   (0.33)%*       (0.30)% (0.36)% (0.35)%  (0.12)%  0.30%
                                  ---------------------------------------------------------
Portfolio turnover rate               30.59%+        93.76%  94.98% 129.70%  116.42% 135.41%

#  Unaudited.
*  Annualized.
+  Not annualized. ^ Amount represents less than $0.01 per share.
++ Reemption fee instituted on November 1, 1999.

See accompanying Notes to Financial Statements.

Masters' Select International Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

                                                       Year Ended December 31,
                                 Six Months Ended   --------------------------------
                                   June 30, 2003#   2002     2001    2000     1999    1998
-------------------------------------------------------------------------------------------

Net asset value,
beginning of period                 $ 10.70       $ 12.53  $ 15.31 $ 18.67  $ 10.95 $ 9.88
                                  ---------------------------------------------------------
Income from investment operations:
Net investment income                  0.10          0.05     0.06    0.07        -^  0.08
Net realized and unrealized gain
(loss)
on investments and foreign             1.07         (1.85)   (2.83)  (1.04)    8.13   1.08
currency
                                  ---------------------------------------------------------
Total from investment operations       1.17         (1.80)   (2.77)  (0.97)    8.13   1.16
                                  ---------------------------------------------------------
Less distributions:
From net investment income                -         (0.03)   (0.03)  (0.05)   (0.03) (0.09)
From net realized gain                    -             -        -   (2.34)   (0.38)     -
Return of capital                         -             -^       -^      -        -      -
                                  ---------------------------------------------------------
Total distributions                       -         (0.03)   (0.03)  (2.39)   (0.41) (0.09)
                                  ---------------------------------------------------------
Redemption fee proceeds++                 -^            -^    0.02       -^       -^   N/A
                                  ---------------------------------------------------------
Net asset value, end of period    $   11.87       $ 10.70  $ 12.53 $ 15.31  $ 18.67 $10.95
                                  ---------------------------------------------------------
Total return                          10.93%+      (14.34) %(17.94)% (5.01)%  75.01% 11.74%
                                  ---------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period           $433.7        $336.0   $278.9  $275.8   $219.4  $95.2
(millions)                        ---------------------------------------------------------
Ratio of total expenses to average net assets:
Before fees waived                    1.31%*         1.32%    1.37%   1.34%    1.41%  1.63%
                                  ---------------------------------------------------------
After fees waived                     1.11%*         1.13%    1.19%   1.18%    1.29%  1.55%
                                  ---------------------------------------------------------
Ratio of net investment income to
average net assets:                   1.94%*         0.47%    0.52%   0.47%    0.01%  0.87%
                                  ---------------------------------------------------------
Portfolio turnover rate              62.62%+       141.07%  174.19% 149.25%  100.00% 73.59%

# Unaudited.
* Annualized.
+ Not annualized.
^ Amount represents less than $0.01 per share.
++Redemption fee instituted on
 November 1, 1999.

See accompanying Notes to Financial Statements.

Masters' Select Value Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

                                   Six Months       Year Ended December 31,      Period
                                     Ended          -----------------------      Ended **
                                  June 30, 2003 #   2002               2001  December 31, 2000
----------------------------------------------------------------------------------------------

Net asset value,
beginning of period                $  9.82        $ 11.43            $ 10.45        $10.00
                                  ------------------------------------------------------------
Income from investment operations:
Net investment income                 0.01           0.06                  -^         0.00
Net realized and unrealized gain
(loss)
on investments and foreign currency   1.35          (1.67)              1.00          0.44
                                  ------------------------------------------------------------
Total from investment operations      1.36          (1.61)              1.00          0.45
                                  ------------------------------------------------------------
Less distributions:
From net investment income               -              -                  -^            -
From net realized gain                   -              -              (0.03)            -
                                  ------------------------------------------------------------
Total distributions                      -              -              (0.03)            -
                                  ------------------------------------------------------------
Redemption fee proceeds                  -^             -^              0.01             -^
                                  ------------------------------------------------------------
Net asset value, end of period      $11.18          $9.82            $ 11.43        $10.45
                                  ------------------------------------------------------------
Total return                         13.85%+       (14.09)%             9.64%         4.50%+
                                  ------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period
  (millions)                       $148.8         $137.9             $160.5         $56.4
                                  ------------------------------------------------------------
Ratio of total expenses to average net assets:
Before fees waived                    1.34%*         1.31%              1.37%         1.75%*
                                  ------------------------------------------------------------
After fees waived                     1.31%*         1.29%              1.35%         1.70%*
                                  ------------------------------------------------------------
Ratio of net investment income
(loss) to
average net assets:                   0.49%*         0.55%             (0.04)%        0.07%*
                                  ------------------------------------------------------------
Portfolio turnover rate               7.30%+        54.08%             32.67%        17.05%+
# Unaudited.
* Annualized.
+ Not annualized.
^ Amount represents less than $0.01 per share.
**Commenced operations on June
 30, 2000.


See accompanying Notes to Financial Statements.

Masters' Select Funds Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 - Organization
.................................................................................
The Masters' Select Funds Trust (the "Trust") was organized as a Delaware business trust on August 1, 1996 and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust consists of four separate series: the Masters' Select Equity Fund, the Masters' Select International Fund, the Masters' Select Value Fund and the Masters' Select Smaller Companies Fund. The first three of which, (each a "Fund" and collectively the "Funds") are covered by this report. The Masters' Select Smaller Companies Fund commenced operations on June 30, 2003.

The Masters' Select Equity Fund is a growth fund that seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock picking ideas of six highly regarded portfolio managers.

The Masters' Select International Fund invests primarily in foreign companies. It seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of four highly regarded international portfolio managers.

The Masters' Select Value Fund is a growth fund that seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock picking ideas of four highly regarded value managers.

Note 2 - Significant Accounting Policies
.................................................................................
The following is a summary of the significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price (or the Nasdaq official closing price for Nasdaq-reported securities, if such price is provided by the Fund's accountant) at the close of regular trading on each day that the exchanges are open for trading. Securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the mean between the closing bid and asked prices. Securities for which market prices are not readily available are valued at fair value as determined in good faith by the Managers and the Trust's Valuation Committee pursuant to procedures approved by or under the Board of Trustees. Debt securities maturing within 60 days or less are valued at amortized cost unless the Board of Trustees determines that amortized cost does not represent fair value.

B. Foreign Currency Translation. The Funds' records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. Purchases and sales of investment

Masters' Select Funds Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited) - (Continued)

     securities, income and expenses are translated on the respective dates of such transactions.

     The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

     Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

C. Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange fluctuations. All contracts are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation or depreciation on foreign currency translations. The Funds record realized gains or losses at the time the forward contract is settled. Counter parties to these forward contracts are major U.S. financial institutions.

D. Federal Income Taxes. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required.

E. Distributions to Shareholders. Distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition - "temporary differences"), such amounts are reclassified within the capital accounts based on their federal tax-basis.

F. Security Transactions, Dividend and Interest Income. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Purchase discounts and premiums on fixed-income securities are accreted and amortized to maturity using the effective interest method.

Masters' Select Funds Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited) - (Continued)

G. Repurchase Agreements. It is the Trust's policy that its Custodian take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities, including recorded interest, is sufficient to cover the value of the repurchase agreements. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited.

H. Expenses Paid Indirectly. Under terms of the Trust's Custodial Agreement, the Funds earn credits on cash balances which are applied against custodian fees.

I. Accounting Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Management Fees and Transactions with Affiliates
.................................................................................
The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the "Agreement") with Litman/Gregory Fund Advisors, LLC (the "Advisor"). Under the terms of the Agreement, the Funds pay a fee to the Advisor, at the annual rate of 1.10% of the Funds' average daily net assets before any fee waivers.

Through December 31, 2003, the Advisor has contractually agreed to waive a portion of its advisory fees equal to approximately 0.02% of the average daily net assets of the the Masters' Select Equity Fund, 0.1925% of the average daily net assets of the Masters' Select International Fund, and 0.02% of the average daily net assets of the Masters' Select Value Fund. The Advisor has agreed not to seek recoupment of such waived fees.

The Trust, on behalf of the Funds, has also entered into an Administration Agreement with U.S. Bancorp Fund Services, L.L.C. (the "Administrator"). Under its terms, the Funds pay monthly a fee based on the value of the total average net assets of the Trust at an annual rate of 0.100% of the first $100 million of such net assets, 0.050% of the next $150 million, 0.020% of the next $250 million, 0.015% of the next $2 billion and 0.0125% thereafter.

Affiliated entities of the Trust received net commissions on purchases and sales of the Funds' portfolio securities for the six months ended June 30, 2003 of $350, $6,448 and $8,900 for the Masters' Select Equity Fund, the Masters' Select International Fund, the Masters' Select Value Fund, respectively.

Each unaffiliated Trustee is compensated by the Trust at the rate of $25,000 per year.

Masters' Select Funds Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited) - (Continued)

Note 4 - Investment Transactions
.................................................................................
The cost of securities purchased and the proceeds from securities sold for six months ended June 30, 2003 excluding short-term investments, were as follows:

Fund                                 Purchases          Sales
--------------------------------------------------------------------------------
Equity                             $137,106,578     $129,278,742
International                       284,521,761      209,440,426
Value                                 9,413,819       19,341,199

Note 5 - Income Taxes and Distributions to Shareholders
.................................................................................
Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, foreign currency transactions and losses realized subsequent to October 31 on the sale of securities and foreign currencies.

As of June 30, 2003, the components of net assets on a tax basis were as follows:

                                      Equity Fund    International Fund     Value Fund
---------------------------------------------------------------------------------------

Cost of investments for tax purposes $429,540,398       $405,067,585       $134,843,620
                                      ===========        ===========        ===========
Gross tax unrealized appreciation    $ 81,694,520       $ 57,931,733       $ 25,063,490
Gross tax unrealized depreciation     (18,699,747)       (30,358,416)       (11,831,813)
Net tax unrealized appreciation       -----------        -----------        -----------
   on investments                      62,994,773         27,573,317         13,231,677
Net tax unrealized/realized
   appreciation (depreciation) on
   forward contracts and
   foreign-currency denominated
   assets and liabilities                   1,264            (15,940)            70,236
                                      -----------        -----------        -----------
Net tax unrealized appreciation      $ 62,996,037       $ 27,557,377       $ 13,301,913
                                      ===========        ===========        ===========

Masters' Select Funds Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited) - (Continued)

The tax composition of dividends (other than return of capital dividends for the years ended December 31, 2002 and 2001) were as follows:

                             2002                          2001
                    -----------------------------------------------------------
                    Ordinary     Long-term        Ordinary          Long-term
                    Income      Capital Gain      Income           Capital Gain
                    ------------------------------------------------------------
Equity Fund                -             -                -          $2,245,807
International Fund  $977,517             -         $600,517                   -
Value Fund                 -             -         $397,466                   -

For Federal income tax purposes, the following Funds have capital loss carryforwards at December 31, 2002 that may reduce distributions of realized gains in future years.

Expiring in                Equity Fund      International Fund        Value Fund
--------------------------------------------------------------------------------
2009                       $17,370,664           $31,376,686         $ 658,549
2010                        32,383,752            31,902,291         9,906,719
                            ----------            ----------         ---------
                           $49,754,416           $63,278,977       $10,565,268
                            ==========            ==========        ==========

Note 6 - Off-Balance Sheet Risk
.................................................................................
The Funds are parties to financial instruments with off-balance sheet risk, primarily forward contracts, in order to hedge the impact of adverse changes in the relationship between the U.S. dollar and various foreign currencies and
certain  assets  and  liabilities  denominated  in  foreign  currencies.   These
instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks also arise from the possible inability of counter parties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds' involvement in such currencies.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed future date. Forward contracts are reported in the financial statements at the Funds' net equity as measured by the difference between the forward exchange rate at the reporting date and the forward exchange rate on the date the contract is entered into. At June 30, 2003, the Funds had the following forward contracts outstanding:

Masters'  Select  Funds  Trust
NOTES  TO  FINANCIAL  STATEMENTS  (Unaudited)  -
(Continued)

Masters' Select International Fund

                                In Exchange         Settlement     Unrealized
Contracts to Buy                    For                Date        Gain (Loss)
------------------------------------------------------------------------------
2,107,327 Swiss Franc         U.S. $1,560,105       07/01/2003      $ (930)
2,265,129 Swiss Franc               1,678,184       07/02/2003      (2,213)
17,599,228 Swedish Krona            2,195,704       07/02/2003       5,520
------------------------------------------------------------------------------
                                                                     2,377
------------------------------------------------------------------------------

Contracts to Sell
------------------------------------------------------------------------------
204,576 Euro                          233,626       07/01/2003      (1,681)
1,226,212 British Pound Sterling    2,019,915       07/02/2003      (6,892)
------------------------------------------------------------------------------
                                                                    (8,573)
------------------------------------------------------------------------------
Net unrealized loss on forward contracts                           $(6,196)
==============================================================================

Masters' Select Value Fund


                                In Exchange         Settlement     Unrealized
Contracts to Buy                    For                Date        Gain (Loss)
------------------------------------------------------------------------------
2,790,000 Euro                U.S. $3,253,503       08/21/2003    $(49,210)
250,000 Euro                          288,635       08/21/2003      (1,512)
2,500,000 Swiss Franc               1,813,263       08/13/2003      38,327
------------------------------------------------------------------------------
                                                                   (12,395)
------------------------------------------------------------------------------
Contracts to Sell
------------------------------------------------------------------------------
1,214,075 British Pound Sterling        2,014,356   06/28/2003      11,744
5,577,866 Euro                          6,497,043   08/21/2003      90,909
2,380,000,000 South Korean Won          1,975,924   09/15/2003      (3,204)
2,500,000 Swiss Franc                   1,832,677   08/13/2003     (18,914)
------------------------------------------------------------------------------
                                                                    80,535
------------------------------------------------------------------------------
Net unrealized gain on forward contracts                          $ 68,140
==============================================================================

Note 7 - Line of Credit
.................................................................................
The Trust has an unsecured $15,000,000 line of credit with its custodian. Borrowings under this arrangement bear interest at the federal funds rate plus 0.50% per annum. As compensation for holding available the lending commitment, the Trust pays a 0.10% per annum fee on the unused portion of the commitment which is allocated among the Funds based on their relative net assets. The fee is payable quarterly in arrears. At June 30, 2003, the Trust has no outstanding borrowings.

Masters' Select Funds Trust
NOTES TO FINANCIAL STATEMENTS (Unaudited) - (Continued)

Note 8 - Subsequent Event
.................................................................................
As of June 30, 2003, the Masters' Select Equity Fund held 800,000 shares of Mirant Corp. common stock, representing 0.5% of the Fund's total net assets. On July 14, 2003, Mirant Corp. filed for bankruptcy protection.

Masters' Select Funds Trust
TRUSTEE AND OFFICER INFORMATION

Background information for the Trustees and Officers of the Trust is presented below. All Trustees oversee the three Masters' Select Funds. The SAI includes additional information about the Trust's Trustees and is available, without charge, by calling 1-800-656-8864.

                    Position(s)  Term of Office   Principal Occupation(s) Other
Name, Address,      Held         and Length of    During the              Directorships
and Age             with Trust   Time Served      Past 5 Years            Held by Trustee
-----------------------------------------------------------------------------------------

George Battle (59)  Trustee      Term: Open ended Chief Executive           Director of
C/O Masters'                     Time Served:     Officer,                  Ask Jeeves;
Select                           6 years          Ask Jeeves, since         Peoplesoft,
Funds                                             2000; Senior              Inc.; Barra,
4 Orinda Way,                                     Fellow, The Aspen         Inc.; and
Suite 230D                                        Institute, since          Fair, Isaac.
Orinda, CA                                        1995.
94563
-----------------------------------------------------------------------------------------
Frederick August    Trustee      Term: Open ended Vice President,           None
Eigenbrod, Jr.                   Time Served:     RuotSource
PhD (62)                         6 years          Consulting Services
C/O Masters'                                      (organizationalLanding Circle,
Select                                            planning
Funds                                             and development)
4 Orinda Way,                                     since 2002; Senior
Suite 230D                                        Vice President,
Orinda, CA                                        Consulting Services,
94563                                             Silicon Valley, Right
                                                  Associates
                                                  (industrial
                                                  psychologists) from
                                                  1990 to 2002.
-----------------------------------------------------------------------------------------
Kenneth E.          President    Term: Open ended President of the          None
Gregory* (45)       and          Time Served:     Advisor; President
4 Orinda Way,       Trustee      6 years          of Litman/Gregory
Suite 230D                                        Research, Inc.
Orinda, CA                                        (publishers) and
94563                                             Litman/Gregory Asset
                                                  Management, LLC
                                                  (investment advisors),
                                                  Officer of Litman/
                                                  Gregory Analytics,
                                                  LLC (web based publisher
                                                  of financial research),
                                                  since 2000
-----------------------------------------------------------------------------------------
Craig A.            Secretary    Term: Open ended Treasurer and             None
Litman* (56)        and          Time Served:     Secretary of the
100 Larkspur        Trustee      6 years          Advisor; Vice
Suite 204                                         President and
Larkspur, CA                                      Secretary of Litman/
94939                                             Gregory Research Inc.;
                                                  Chairman of
                                                  Litman/Gregory
                                                  Asset Management, LLC.
-----------------------------------------------------------------------------------------
Taylor M. Welz (43) Trustee      Term: Open ended CPA/PFS, CFP. Partner,    None
Bowman &                         Time Served:     Bowman & Company LLP
Company LLP                      6 years          (certified public
2431 W. March Lane,                               accountants)
Suite 100
Stockton, CA 95207
-----------------------------------------------------------------------------------------
John Coughlan (47)  Treasurer    Term: Open ended Chief Operating           None
                                 Time Served:     Officer,
4 Orinda Way,                    6 years          Litman/Gregory Fund
Suite 230D                                        Advisors, LLC and Chief
Orinda, CA 94563                                  Financial Officer of
                                                  Litman/Gregory Asset
                                                  Management, LLC

*Denotes Trustees who are "interested persons" of the Trust under the 1940 Act.

Advisor:
.................................................................................
               Litman/Gregory Fund Advisors, LLC
               Orinda, CA 94563

Distributor:
.................................................................................
               Quasar Distributors, LLC
               615 E. Michigan St., 3rd Floor
               Milwaukee, WI 53202

Transfer Agent:
.................................................................................
               NFDS
               P.O. Box 219922
               Kansas City, MO 64121-9922
               1-800-960-0188

               For Overnight Delivery:
               Masters' Select Funds
               C/O NFDS
               330 W. 9th Street
               Kansas City, MO 64105

Investment Professionals:
--------------------------------------------------------------------------------
               Registered Investment Advisors, broker/dealers, and other investment professionals may contact Fund Services at 1-925-253-5238.

Prospectus:
.................................................................................
               To request a prospectus, statement of additional information, or an IRA application, call 1-800-656-8864.

Shareholder Inquiries:
.................................................................................
               To request action on your existing account, contact the Transfer agent, NFDS, at 1-800-960-0188, from 9:00 a.m. to 6:00 p.m.
               eastern time, Monday through Friday.

24-Hour Automated Information:
.................................................................................
               For access to automated reporting of daily prices, account balances and transaction activity, call 1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready in order to access your account information.

Fund Information:
.................................................................................
                    Fund            Symbol             CUSIP         Fund Number
                ------------      ----------         ---------       -----------
                 Equity Fund        MSEFX            576417109            305
             International Fund     MSILX            576417208            306
                 Value Fund         MSVFX            576417406            307
           Smaller Companies Fund   MSSFX            576417307            308

Website:
.................................................................................
www.mastersselectfunds.com


Item 2. Code of Ethics.

Not applicable to semi-annual reports filed for periods ending before July 15, 2003.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports filed for periods ending before July 15, 2003.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual reports filed for periods ending before December 15, 2003.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. [Reserved]

Item 9. Controls and Procedures.

(a) Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's President and Treasurer/CFO have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.


Item 10. Exhibits.

(a) Any code of ethics or amendment thereto. Not applicable to semi-annual reports for periods ending before July 15, 2003.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         (Registrant)  Masters' Select Funds
                       ---------------------

         By (Signature and Title)       /s/ Kenneth E. Gregory
                                        ----------------------
                                        Kenneth E. Gregory, President

         Date   August 18, 2003
                ---------------



     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By (Signature and Title)*      /s/ Kenneth E. Gregory
                                        ----------------------
                                        Kenneth E. Gregory, President

         Date August 18, 2003
              ---------------

         By (Signature and Title)*      /s/ John Coughlan
                                        -----------------
                                        John Coughlan, Treasurer

         Date August 18, 2003
              ---------------